Exhibit 10.5

Note: Certain portions have been omitted from this Agreement in accordance with a request for confidential treatment submitted to the Securities and Exchange Commission. Omitted information has been replaced with an asterisk. Omitted information has been filed separately with the Securities and Exchange Commission.

A320 FAMILY

PURCHASE AGREEMENT

BETWEEN

AIRBUS INDUSTRIE

AND

ATLANTIC AIRCRAFT HOLDING LIMITED

0 -1/5

C O N T E N T S

CLAUSES	TITLES

0	PURCHASE AGREEMENT

1	SALE AND PURCHASE

2	SPECIFICATION CHANGES

3	PRICES AND TAXES

4	PRICE REVISION FORMULAE

5	PAYMENT TERMS

6	PLANT REPRESENTATIVES - INSPECTION

7	CERTIFICATION

8	BUYER’S ACCEPTANCE

9	DELIVERY

10	EXCUSABLE DELAY

11	NON EXCUSABLE DELAY

12	WARRANTIES AND SERVICE LIFE POLICY

13	PATENT - INDEMNITY

14	TECHNICAL PUBLICATIONS

15	SELLER REPRESENTATIVES

16	TRAINING AND TRAINING AIDS

17	VENDOR PRODUCT SUPPORT

18	BUYER FURNISHED EQUIPMENT AND DATA

19	DATA RETRIEVAL

20	TERMINATION

21	ASSIGNMENT

22	MISCELLANEOUS PROVISIONS

A320 Family - TAI - 03/1998

0 - 2/5

C O N T E N T S

EXHIBITS	TITLES

Exhibit “A”	SPECIFICATION

Exhibit “B”	S.C.N. FORM

Exhibit “C”	SERVICE LIFE POLICY - ITEMS OF PRIMARY STRUCTURE

Exhibit “D”	MANUALS

Exhibit “E”	SPARE PARTS PROCUREMENT

A320 Family - TAI - 03/1998

0 - 3/5

A320 PURCHASE AGREEMENT

This Agreement is made as of the 19th day of March 1998

BETWEEN

AIRBUS INDUSTRIE, having its principal office at :

1 Rond-Point Maurice Bellonte

3 1 7 0 7    B L A G N A C - C E D E X

F R A N C E

(hereinafter referred to as the “Seller”) of the one part

AND

ATLANTIC AIRCRAFT HOLDING LIMITED, having its principal office at:

Bolam House

King and George Streets

N A S S A U

B A H A M A S

(hereinafter referred to as the “Buyer”) of the other part.

A320 Family - TAI - 03/1998

0 - 4/5

WHEREAS

A -	The Seller is a “Groupement d’Intérêt Economique” created and existing under French Law and established under Ordonnance No 67-821 dated September 23, 1967 of the Republic of FRANCE.

B -	The Members of the Seller are :

(1) AEROSPATIALE, SOCIETE NATIONALE INDUSTRIELLE,

whose principal office is at :

37, Boulevard Montmorency

75016 PARIS

FRANCE,

(2) DAIMLER-BENZ AEROSPACE AIRBUS GmbH,

whose principal office is at :

Kreetslag 10

Postfach 95 01 09

21111 - HAMBURG

FEDERAL REPUBLIC OF GERMANY,

(3) CONSTRUCCIONES AERONAUTICAS S.A.,

whose principal office is at :

Avenida de Aragon, 404

28022 MADRID

SPAIN

and

(4) BRITISH AEROSPACE (OPERATIONS) LTD,

whose principal office is at :

Warwick House

P.O. Box 87

Farnborough Aerospace Centre

Farnborough

Hants GU14 6YU

GREAT BRITAIN.

C -	Each of the Members of the Seller is (after service on the Seller by “huissier”, of notice to perform) jointly and severally liable with the other Members (but not with the Seller) for all due and unperformed liabilities and obligations of the Seller (subject to any defences which may be available to the Seller or to that Member personally or to all the Members together).

D -	The Buyer wishes to purchase and the Seller is willing to sell thirty two (32) A320 Family Aircraft each with a set of two (2) Propulsion Systems installed thereon (hereinafter individually or collectively referred to as the “Aircraft”) together with certain other spare parts, equipment and services more particularly described herein.

NOW THEREFORE IT IS AGREED AS FOLLOWS :

A320 Family - TAI - 03/1998

0 - 5/5

C O N T E N T S

CLAUSE	TITLE

1 -	SALE AND PURCHASE

1.1	Scope

1.2	Aircraft Specification

1.3	Propulsion Systems

- 1-1/3 -

1 -	SALE AND PURCHASE

1.1	Scope

The Seller shall sell and supply and the Buyer shall buy and take delivery of thirty two (32) Aircraft of the A319-100 and A320-200 type and also spare parts (pursuant to Exhibit “E”) upon the terms and conditions contained in this Agreement, together with the Exhibits “A” thru “E” attached hereto which shall constitute an integral part of the Agreement.

1.2	Aircraft Specification

1.2.1	The Aircraft shall be manufactured in accordance with:

-	For the A319-100, the Standard Specification Document No “[*]” with the following design weights: [*] a copy of which has been initialed on its effective pages for the purpose of identification by or on behalf of the parties and is annexed hereto as Exhibit “A”.

-	For the A320-200, the Standard Specification Document No [*] with the following design weights: [*] which has been initialed on its effective pages for the purpose of identification by or on behalf of the parties and is annexed hereto as Exhibit “A”.

Said Standard Specification as modified by the Specification Change Notices (SCNs) to be selected after signature of this Agreement, as amended from time to time, shall constitute the Buyer’s customized Specification (the “Customized Specification”) and is hereinafter referred to as the “Specification”.

Said SCNs are listed in Appendix 1 to Exhibit “A” for the A319-100 and Appendix 2 to Exhibit “A” for the A320-200.

The SCN form is annexed hereto as Exhibit “B”.

1.2.2	The Specification may be modified or varied pursuant to the provisions of Clauses 2 , 7 and 18.

1.2.3	In the event of any inconsistency between the Specification and any other part of this Agreement, the latter shall prevail to the extent of such inconsistency.

- 1-2/3 -

1.3.1	Propulsion Systems

The Aircraft can be equipped with a set of two (2) Propulsion Systems :

- For the A319-100:

CFM INTERNATIONAL 56-[*]

or

INTERNATIONAL AERO ENGINE V2524-A5

- For the A320-200:

CFM INTERNATIONAL 56-[*]    or

INTERNATIONAL AERO ENGINE V2527-A5    or

INTERNATIONAL AERO ENGINE V2527E-A5

1.3.2	Propulsion System manufacturer change

The following Propulsion System has been selected by the Buyer :

- For the A319-100: -INTERNATIONAL AERO ENGINE V2524-A5

  For the A320-200: -INTERNATIONAL AERO ENGINE V2527-A5

The Buyer shall have the right to select the alternate Propulsion System manufacturer or Propulsion System model number, in each case as mentioned in the above sub-Clause 1.3.1. for all or any of the Aircraft at any time, provided that such selection is notified in writing to the Seller not less than [*] prior to the delivery of the relevant Aircraft.

- 1-3/3 -

C O N T E N T S

CLAUSE	TITLE

2 -	SPECIFICATION CHANGES

2.1	Specification Change Notice

2.2	Effect on Aircraft Price

2.3	Development Changes

2.4	Customization Milestones Chart

2 - 1/2

2 -	SPECIFICATION CHANGES

2.1	Specification Change Notice

The Specification may be amended by written agreement between the parties in a Specification Change Notice (hereinafter referred to as a “SCN”) which shall set forth in detail the particular change to be made therein and the effect, if any, of such change on design, performance, weight, time of delivery, price of the Aircraft, and on the text of the Specification.

A specimen copy of a SCN form is attached hereto as Exhibit “B”.

2.2	Effect on Aircraft Price

The possible effect of changes on the price of the Aircraft shall be agreed before signature of the relevant SCN form. [*]

2.3	Development Changes

The Specification may also be revised by the Seller without Buyer’s consent in order to incorporate development changes if such changes do not adversely affect price, delivery, , weight or performance of the Aircraft, interchangeability or replaceability requirements under the Specification. Development changes are changes deemed necessary to correct defects, improve the Aircraft, prevent substantial delay or ensure compliance with this Agreement.

2.4	Customization Milestones Chart

Attached in Appendix 1 to this Clause 2 is a Customization Milestones Chart reflecting, in terms of minimum lead times prior to the delivery of the Aircraft, the dates when a mutual agreement must be reached (execution of a SCN) to integrate the Buyer’s specific features into the industrial process.

* [Four pages have been omitted in accordance with a request for confidential treatment.]

2 - 2/2

C O N T E N T S

CLAUSE	TITLE

3 -	PRICES AND TAXES

3.1	Basic Price of the Aircraft

3.2	Final Price of the Aircraft

3.3	Taxes

- 3-1/5 -

3 -	PRICES AND TAXES

3.1	Basic Price of the Aircraft

The Basic Price of the Aircraft is the sum of :

-	the Basic Price of the Airframe as defined in sub-Clause 3.1.1 and

-	the Basic Price of the Propulsion Systems as defined in sub-Clause 3.1.2 ;

and is exclusive of any variation resulting from price revision provisions and, if any, other applicable provisions of this Agreement.

3.1.1	Basic Price of the Airframe

The Basic Price of the Airframe is the sum of:

(i)	the basic price of the airframe as defined in the Standard Specification described in sub-Clause 1.2.1, which is:

- For the A319-100 Aircraft

  USD [*]

(US Dollars [*])

- For the A320-200 Aircraft

  USD [*]

(US Dollars [*])

(ii) a provision on the basic price of the SCNs to be selected in the list set forth in:

- Appendix 1 to Exhibit “A” for the A319-100 Aircraft

  USD [*]

  (US Dollars [*])

- Appendix 2 to Exhibit “A” for the A320-200 Aircraft

  USD [*]

(US Dollars [*])

The basic prices have been established in accordance with the [*] and are subject to adjustment in accordance with the Seller’s Price Revision Formula set forth in sub-Clause 4.1

- 3-2/5 -

3.1.2	Basic Prices of the Propulsion Systems

The basic prices of a set of two (2) Propulsion Systems including standard equipment, nacelles and thrust reversers are :

- For the A319-100 Aircraft

With CFM INTERNATIONAL the sum of:

(i)	the Engines - CFM56-[*]

to be provided by CFM International

    and

(ii)	the Nacelles and thrust reversers
USD [*]

(US Dollars [*])

or

With INTERNATIONAL AERO ENGINES IAE V2524-A5

    USD [*]

(US Dollars [*])

-	For the A320-200 Aircraft

With CFM INTERNATIONAL the sum of:

(i)	the Engines - CFM56-[*]

to be provided by CFM International

and

(ii)	the Nacelles and thrust reversers

USD [*]

(US Dollars [*])

or

With INTERNATIONAL AERO ENGINES IAE V2527-A5

    USD “[*]

(US Dollars [*])

or

With INTERNATIONAL AERO ENGINES IAE V2527-EA5

    USD [*]

(US Dollars [*])

- 3-3/5 -

Said CFM INTERNATIONAL Engines Basic Prices and INTERNATIONAL AERO ENGINES Propulsion Systems Basic Prices, in accordance with [*] are the same as the Reference Price of the Propulsion Systems indicated in sub-Clause 4.2.1. and 4.3.1.

Said Propulsion Systems Reference Prices are subject to adjustment in accordance with the Propulsion Systems Manufacturers’ Price Revision Formulas set forth in sub-Clause 4.2. or 4.3 (as the case may be).

For CFM INTERNATIONAL, the Nacelles and thrust reversers Price referred above shall be adjusted in accordance with the Seller’s Price Revision Formula set forth in sub-Clause 4.1.

3.1.3	Validity of Propulsion Systems Price

It is understood that the above-mentioned quotation as well as Price Revision Formula concerning the Propulsion Systems and related equipment are valid for Aircraft deliveries up to December 31st, 2005 or a such longer period confirmed to the Seller by the Propulsion Systems Manufacturer.

3.2	Final Price of the Aircraft

The Final Price of each Aircraft shall be the sum of :

-	the Basic Price of the Airframe as adjusted at the time of Aircraft delivery in accordance with the Seller’s Price Revision Formula set forth in sub-Clause 4.1;

-	the basic prices of any and all SCNs mutually agreed upon after signature of this Agreement as adjusted at the time of Aircraft delivery in accordance with the Seller’s Price Revision Formula set forth in sub-Clause 4.1 or as otherwise agreed upon;

-	the installed Propulsion Systems Reference Price as adjusted at the time of Aircraft delivery in accordance with the Price Revision Formula set forth in sub-Clause 4.2 or 4.3 (as the case may be);

-	any further amount provided for or resulting from any other provisions of this Agreement (including but not limited to Clauses 7 and 18) and / or any other written agreement between the Buyer and the Seller.

- 3-4/5 -

3.3	[*]

- 3-5/5 -

C O N T E N T S

CLAUSE	TITLE

4 -	PRICE REVISION FORMULAE

4.1	Seller’s Price Revision Formula

4.2	CFM INTERNATIONAL Propulsion Systems Manufacturer’s Price Revision Formula

4.3	INTERNATIONAL AERO ENGINES Propulsion Systems Manufacturer’s Price Revision Formula

4-1/7

4 -	PRICE REVISION FORMULAE

4.1	Seller’s Price Revision Formula

4.1.1	* [Three pages have been omitted in accordance with a request for confidential treatment.]

4-2/7

4.2	CFM INTERNATIONAL Propulsion System Manufacturer’s Price Revision Formula

[*]

4.3	INTERNATIONAL AERO ENGINES Propulsion System Manufacturer’s Price Revision Formula

4.3.1	Reference Price of the Propulsion Systems

- For the A319-100 Aircraft

The Reference Price of a set of two (2) INTERNATIONAL AERO ENGINES IAE V2524-A5 Propulsion Systems is :

USD[*]

(US Dollars[*])

- For the A320-200 Aircraft

The Reference Price of a set of two (2) INTERNATIONAL AERO ENGINES IAE V2527-A5 Propulsion Systems is:

USD[*]

(US Dollars[*])

The Reference Price of a set two (2) INTERNATIONAL AERO ENGINES IAE V2527-EA5 Propulsion Systems is :

USD[*]

(US Dollars[*])

* [Three pages have been omitted in accordance with a request for confidential treatment.]

4-3/7

C O N T E N T S

CLAUSE	TITLE

5 -	PAYMENT TERMS

5.1	Seller’s Account

5.2	Payment of the Aircraft

5.3	Other Charges

5.4	General

5-1/4

5 -	PAYMENT TERMS

5.1	Seller’s Account

The Buyer shall pay the final price of each Aircraft or any invoice to the Seller’s account No [*]:

[*]

or to such other account as may be designated by the Seller.

5.2	Payment of the Aircraft

The Final Price of each Aircraft as defined in sub-Clause 3.2 shall be paid in accordance with the following terms and conditions:

5.2.1	Predelivery Payments

[*]

5-2/4

5.2.1.2	[*]

5.2.2	Balance of the Final Price of the Aircraft

Concurrently with the Aircraft delivery and on receipt of the Seller’s invoice, the Buyer shall pay to the Seller the Final Price of the Aircraft as defined in sub-Clause 3.2 less the total amount of the predelivery payments received by the Seller and set forth in sub-Clause 5.2.1.

5.3	Other Charges

If not expressly stipulated otherwise any other charges due under this Agreement other than those mentioned in sub-Clause 5.2 shall be paid by the Buyer concurrently with the Aircraft delivery or, if invoiced after delivery, within [*] days after receipt of the invoice by the Buyer.

5-3/4

5.4	General

5.4.1	All payments provided for in this Agreement shall be made in United States Dollars (USD) in immediately available funds if not otherwise agreed upon.

5.4.2	All payments due to the Seller hereunder shall be made in full, without set-off, counterclaim, deduction or withholding of any kind. Consequently, the Buyer shall procure that the sums received by the Seller under this Agreement shall be equal to the full amounts expressed to be due to the Seller hereunder, without deduction or withholding on account of and free from any and all taxes, levies, imposts, dues or charges of whatever nature (except those for which the Buyer is not responsible as per sub-Clause 3.3 hereunder) except that If the Buyer is compelled by law to make any such deduction or withholding the Buyer shall pay such additional amounts as may be necessary in order that the net amount received by the Seller after such deduction or withholding shall equal the amounts which would have been received in the absence of such deduction or withholding.

5.4.3	If any payment due to the Seller is not made on the due date, without prejudice to the Seller’s other rights under this Agreement, the Seller shall be entitled to interest for late payment calculated on the amount due from and including the due date of payment up to and including the date when the payment is received by the Seller at a rate equal to the [*]

5.4.4	If any predelivery payment is not received on the date(s) as specified in this Clause or as may be subsequently agreed upon in writing between the parties, then the Seller will advise the Buyer in writing and in addition to any other rights and remedies available, the Seller shall have the right to set back the delivery date of the affected Aircraft by a period of [*]

Furthermore, if such delay is greater than [*], the Seller shall have no obligation to deliver the affected Aircraft at the date quoted in sub-Clause 9.1 as modified as per the above Paragraph of this sub-Clause 5.4.4. Upon receipt of the full due payment of the delayed predelivery payment, the Seller shall indicate the new delivery date of the affected Aircraft consistent with the Seller’s other commitments and production capabilities.

5-4/4

C O N T E N T S

CLAUSE	TITLE

6 -	PLANT REPRESENTATIVES - INSPECTION

6.1	Aircraft Inspection

6.2	Seller’s Service

6.3	Inspection Requirements

6.4	Indemnities

6-1/3

6 -	PLANT REPRESENTATIVES - INSPECTION

6.1	Aircraft Inspection

6.1.1	The manufacture of the Aircraft by the Seller and all materials and parts obtained by it therefor shall at all reasonable times during business hours be open to inspection by duly authorized representatives of the Buyer at the Members’ works and if possible at the facilities of Seller’s sub-contractors.

The representatives shall in order to carry out the aforesaid inspection have access to such relevant technical data as is reasonably necessary for this purpose (except that if access to any part of the works where construction is in progress or materials or parts are stored is restricted for security reasons, the Seller shall be allowed a reasonable time to make the items available for inspection elsewhere).

The actual detailed inspection of the Aircraft, materials and parts thereof shall only take place in the presence of the respective inspection department personnel of the Seller.

This inspection shall be made according to a procedure [*]

All inspections, examinations and discussions with the Seller and other personnel by the Buyer and its said representatives shall be performed in such manner as not unduly to delay or hinder the manufacture or assembly of the Aircraft or the proper performance of this Agreement by the Seller or its sub-contractors or any other work in progress in the respective works.

6.2	Seller’s Service

For this purpose and commencing with the date of this Agreement until the delivery of the last Aircraft, the Seller shall furnish without additional charge suitable space and office equipment in or conveniently located with respect to the Aircraft final assembly line for the use of a reasonable number of Buyer’s representatives.

6.3	Inspection Requirements

The Aircraft shall be manufactured in accordance with the relevant requirements of the Governments of the Members of the Seller as enforced by their respective Aviation Authorities and shall only be inspected under the Seller’s own systems of inspection as approved by and under the supervision of the above Aviation Authorities.

6-2/3

6.4	Indemnities

6.4.1	THE SELLER SHALL BE SOLELY LIABLE FOR, AND HEREBY INDEMNIFIES AND HOLDS HARMLESS THE BUYER, ITS OFFICERS, AGENTS AND EMPLOYEES FROM AND AGAINST ALL LIABILITIES, DAMAGES, LOSSES, COSTS AND EXPENSES (INCLUDING ALL REASONABLE ATTORNEYS’ FEES AND COSTS, DAMAGES OR FEES NECESSARY FOR THE ESTABLISHMENT OF A RIGHT TO INDEMNIFICATION IF SUCH RIGHT IS SUCCESSFULLY ESTABLISHED FOR ALL INJURIES TO AND DEATHS OF PERSONS (EXCEPTING INJURIES TO AND DEATH OF THE BUYER’S REPRESENTATIVES PARTICIPATING IN ANY TESTS, CHECK OUT AND CONTROLS UNDER THIS CLAUSE) AND FOR LOSS OF OR DAMAGE TO PROPERTY, ARISING OUT OF OR IN CONNECTION WITH ANY TESTS, CHECK OR CONTROLS UNDER THIS CLAUSE EXCEPT WHEN DUE TO GROSS NEGLIGENCE OR WILFUL MISCONDUCT OF THE BUYER, ITS DIRECTORS, AGENTS OR EMPLOYEES.

6.4.2	THE BUYER HEREBY INDEMNIFIES AND HOLDS HARMLESS THE SELLER, ITS OFFICERS, AGENTS AND EMPLOYEES FROM AND AGAINST ALL LIABILITIES, DAMAGES, LOSSES, COSTS AND EXPENSES (INCLUDING ALL REASONABLE ATTORNEYS’ FEES AND COSTS, DAMAGES OR FEES NECESSARY FOR THE ESTABLISHMENT OF A RIGHT TO INDEMNIFICATION IF SUCH RIGHT IS SUCCESSFULLY ESTABLISHED FOR ALL INJURIES TO OR DEATHS OF THE BUYER’S SAID REPRESENTATIVES DURING ANY TESTS, CHECK AND CONTROLS UNDER THIS CLAUSE EXCEPT WHEN DUE TO GROSS NEGLIGENCE OR WILFUL MISCONDUCT OF THE SELLER, ITS DIRECTORS, AGENTS OR EMPLOYEES.

6.4.3	IN THE EVENT ANY CLAIM IS MADE OR SUIT IS BROUGHT AGAINST EITHER PARTY FOR DAMAGES FOR DEATH, INJURY, LOSS OR DAMAGE, THE LIABILITY FOR WHICH HAS BEEN ASSUMED BY THE OTHER PARTY IN ACCORDANCE WITH THE PROVISIONS OF SUB-CLAUSES 6.4.1 OR 6.4.2 HEREOF, SAID PARTY SHALL PROMPTLY GIVE NOTICE TO THE OTHER PARTY, AND THE LATTER SHALL HAVE THE RIGHT TO ASSUME AND CONDUCT THE DEFENCE THEREOF, OR TO EFFECT ANY SETTLEMENT WHICH IT, IN ITS OPINION, DEEMS PROPER.

6-3/3

C O N T E N T S

CLAUSE	TITLE

7 -	CERTIFICATION

7.1	Type Certification

7.2	Certificate of Airworthiness for Export

7-1/2

7 -	CERTIFICATION

7.1	Type Certification

The Aircraft has been type certificated under Joint Aviation Authorities (JAA) procedures for joint certification in the transport category.

The Seller has obtained the relevant Type Certificates (or equivalent) to allow the issuance of the Certificate of Airworthiness for Export.

7.2	Certificate of Airworthiness for Export

7.2.1	The Aircraft final assembly line is located either in FRANCE or in FEDERAL REPUBLIC OF GERMANY, the Aircraft shall therefore be delivered to the Buyer with a [*]

7.2.2	If any law or regulation becomes effective or an interpretation of any law or regulation is issued before an Aircraft purchased under this Agreement is “ready for delivery” to the Buyer (as that expression is defined in sub-Clause 9.3 hereof) and which law, regulation or interpretation requires any change to the Specification as it may be modified pursuant to Clause 2 hereof in order to obtain the Certificate of Airworthiness as hereinabove provided for such Aircraft, the Seller shall make the requisite variation or modification [*].

In the event of such a change (other than a change attributable to a defect) being made pursuant to this sub-Clause, the parties hereto shall sign a SCN, in which the effects, if any, upon guaranteed performances, weights, interchangeability and delivery shall be specified.

7.2.3	Notwithstanding the provisions of sub-Clause 7.2.2, if any such change is applicable to Propulsion Systems and in particular to Engines, engine accessories, quick engine change units or thrust reversers, the costs shall be borne in accordance with such arrangements as may be made separately between the Buyer and the Propulsion System Manufacturer.

7.2.4	The Seller shall as far as practicable take into account the information available to it concerning any proposed regulations of DGAC/LBA and / or FAA and / or the Buyer’s Airworthiness Authority in order to minimize the costs of changes which may appear necessary to obtain Airworthiness Certification from the applicable Aviation Authority after such proposed regulations have become mandatory.

7-2/2

C O N T E N T S

CLAUSE	TITLE

8 -	BUYER’S TECHNICAL ACCEPTANCE

8.1	Time, Place and Scheduling

8.2	Technical Acceptance

8.3	Certificate of Acceptance

8.4	Aircraft Utilization

8.5	Indemnities

8-1/4

8 -	BUYER’S TECHNICAL ACCEPTANCE

8.1	Time, Place and Scheduling

The Seller shall give to the Buyer not less than [*] days notice in writing of the proposed time when the Buyer’s acceptance tests shall be conducted and in the event of the Buyer electing to attend the said tests, the Buyer shall co-operate in complying with the reasonable requirements of the Seller with the intention of completing all tests within [*] working days after commencement.

The tests shall take place at the Aircraft final assembly line and shall be carried out by the personnel of the Seller (accompanied, if the Buyer so wishes, by representatives of the Buyer up to a total of [*] acting as observers, not more than three (3) to have access to the cockpit at any one time). During flight tests, these representatives shall comply with the instructions of the Seller’s representatives.

Failure to attend the acceptance tests or failure so to co-operate shall entitle the Seller in good faith to complete them in the absence of the Buyer who shall be deemed to have accepted the tests as satisfactory in all respects [*] The Seller shall not normally be required in the course of such acceptance tests to fly any of the Aircraft for an aggregate period of time in excess of three (3) hours.

8.2	Technical Acceptance

The Acceptance Procedure [*] tests shall demonstrate the satisfactory functioning of each of the Aircraft [*] with regard to the Customised Specification, [*]. Should it be established from the tests that an Aircraft does not comply with the said Acceptance Procedure, the Seller shall without hindrance from the Buyer be entitled to carry out any necessary changes and as soon as practicable thereafter resubmit the Aircraft to such tests as to demonstrate the elimination of the non-compliance.

The [*] compliance with Seller’s Aircraft Acceptance Procedure shall be deemed to demonstrate compliance with the Specification.

8-2/4

8.3	Certificate of Acceptance

Upon [*] completion of the said technical Acceptance Procedure tests the Buyer shall forthwith give to the Seller a signed Certificate of Acceptance in respect of the relevant Aircraft. Should the Buyer fail to deliver the said Certificate of Acceptance then the Buyer shall be deemed to be in default as though it had without warrant rejected delivery of the Aircraft when duly tendered to it hereunder and shall thereafter bear all [*] costs and consequences resulting from such delay in delivery including, but not limited to costs of storage, parking and insurance.

8.4	Aircraft Utilization

The Seller shall,[*] not counting any flights requested by the Buyer’s Airworthiness Authorities as per sub-Clause 7.2.1 above, and such use shall not prejudice the Buyer’s obligation to accept delivery of the Aircraft hereunder.

8.5	Indemnities

8.5.1	THE SELLER SHALL BE SOLELY LIABLE FOR, AND HEREBY INDEMNIFIES AND HOLDS HARMLESS THE BUYER, ITS OFFICERS, AGENTS AND EMPLOYEES FROM AND AGAINST ALL LIABILITIES, DAMAGES, LOSSES, COSTS AND EXPENSES (INCLUDING ALL REASONABLE ATTORNEYS’ FEES AND COSTS, DAMAGES OR FEES NECESSARY FOR THE ESTABLISHMENT OF A RIGHT TO INDEMNIFICATION IF SUCH RIGHT IS SUCCESSFULLY ESTABLISHED) FOR ALL INJURIES TO AND DEATH OF PERSONS (EXCEPTING INJURIES TO AND DEATH OF THE BUYER’S REPRESENTATIVES PARTICIPATING IN ANY GROUND OR FLIGHT TESTS UNDER THIS CLAUSE) AND FOR LOSS OF OR DAMAGE TO PROPERTY, ARISING OUT OF OR IN CONNECTION WITH THE OPERATION OF THE AIRCRAFT DURING ANY GROUND OR FLIGHT TESTS UNDER THIS CLAUSE EXCEPT WHEN DUE TO GROSS NEGLIGENCE OR WILFUL MISCONDUCT OF THE BUYER, ITS DIRECTORS AGENTS OR EMPLOYEES.

8.5.2	THE BUYER HEREBY INDEMNIFIES AND HOLDS HARMLESS THE SELLER, ITS OFFICERS, AGENTS AND EMPLOYEES FROM AND AGAINST ALL LIABILITIES, DAMAGES, LOSSES, COSTS AND EXPENSES (INCLUDING ALL REASONABLE ATTORNEYS’ FEES AND COSTS, DAMAGES OR FEES NECESSARY FOR THE ESTABLISHMENT OF A RIGHT TO INDEMNIFICATION IF SUCH RIGHT IS SUCCESSFULLY ESTABLISHED) FOR ALL INJURIES TO OR DEATHS OF THE BUYER’S SAID REPRESENTATIVES DURING ANY GROUND OR FLIGHT TESTS UNDER THIS CLAUSE EXCEPT WHEN DUE TO GROSS NEGLIGENCE OR WILFUL MISCONDUCT OF THE SELLER, ITS DIRECTORS, AGENTS OR EMPLOYEES.

8-3/4

8.5.3	IN THE EVENT ANY CLAIM IS MADE OR SUIT IS BROUGHT AGAINST EITHER PARTY FOR DAMAGES FOR DEATH OR INJURY, THE LIABILITY FOR WHICH HAS BEEN ASSUMED BY THE OTHER PARTY IN ACCORDANCE WITH THE PROVISIONS OF SUB-CLAUSES 8.5.1 OR 8.5.2, SAID PARTY SHALL PROMPTLY GIVE NOTICE TO THE OTHER PARTY, AND THE LATTER SHALL HAVE THE RIGHT TO ASSUME AND CONDUCT THE DEFENCE THEREOF, OR TO EFFECT ANY SETTLEMENT WHICH IT, IN ITS OPINION, DEEMS PROPER.

8-4/4

C O N T E N T S

CLAUSE	TITLE

9 -	DELIVERY

9.1	Delivery Schedule

9.2	Seller’s Notification

9.3	Aircraft Ready for Delivery

9.4	Delivery

9.5	Fly Away

9-1/3

9 -	DELIVERY

9.1	Delivery Schedule

Subject to the provisions of Clauses 2, 7, 8, 10 and 18 the Seller shall have the Aircraft ready for delivery at the Aircraft final assembly line in the following months:

	Delivery Date	Aircraft Type
- Aircraft No 1	August 1999	A319-100
- Aircraft No 2	November 1999	A319-100
- Aircraft No 3	November 2000	A320-200
- Aircraft No 4	November 2000	A320-200
- Aircraft No 5	December 2001	A320-200
- Aircraft No 6	December 2000	A320-200
- Aircraft No 7	January 2001	A320-200
- Aircraft No 8	February 2001	A320-200
- Aircraft No 9	July 2001	A320-200
- Aircraft No 10	November 2001	A319-100
- Aircraft No 11	December 2001	A320-200
- Aircraft No 12	December 2001	A319-100
- Aircraft No 13	March 2002	A319-100
- Aircraft No 14	June 2002	A319-100
- Aircraft No 15	July 2002	A320-200
- Aircraft No 16	August 2002	A319-100
- Aircraft No 17	September 2002	A319-100
- Aircraft No 18	November 2002	A319-100
- Aircraft No 19	December 2002	A319-100
- Aircraft No 20	February 2003	A320-200
- Aircraft No 21	February 2003	A319-100
- Aircraft No 22	March 2003	A319-200
- Aircraft No 23	June 2003	A319-100
- Aircraft No 24	July 2003	A319-100
- Aircraft No 25	November 2003	A319-100
- Aircraft No 26	March 2004	A319-100
- Aircraft No 27	May 2004	A319-100
- Aircraft No 28	June 2004	A319-100
- Aircraft No 29	November 2004	A319-100
- Aircraft No 30	December 2004	A319-100
- Aircraft No 31	February 2005	A319-100
- Aircraft No 32	July 2005	A319-100

9.2	Seller’s Notification

[*]

9-2/3

9.3	Aircraft Ready for Delivery

The Aircraft shall for the purpose of this Agreement be deemed to be “ready for delivery” upon the [*] completion of Flight tests in accordance with Clause 8 hereof and the issue of the Certificate of Airworthiness for Export pursuant to sub-Clause 7.1.2.

9.4	Delivery

9.4.1	The Buyer shall send representatives to said Aircraft final assembly line to take delivery of and collect each Aircraft within [*] after the Aircraft is ready for delivery. An unreasonable refusal by the Buyer to take delivery of and collect the Aircraft will be considered as late payment pursuant to sub-Clause 5.4.3 hereto. Should the Buyer fail to collect the Aircraft within the aforesaid period, the Buyer shall nevertheless thereafter bear and reimburse Seller for all [*] costs including but not limited to any parking, storage, and insurance costs resulting from such failure, it being understood that the Seller shall be under no duty to store, park, insure, or otherwise protect the uncollected Aircraft.

9.4.2	Each of the Aircraft shall be deemed to be delivered to the Buyer upon the issue of the Certificate of Acceptance in accordance with Clause 8.3 and full payment of the Final Price of the Aircraft in accordance with the provisions of Clause 5.

9.4.3	Title to, property in and risk of loss of or damage to, the Aircraft shall be transferred to the Buyer upon delivery of the Aircraft. The Seller shall provide the Buyer with such receipt and a document confirming transfer of title as may reasonably be requested by the Buyer.

9.5	Fly Away

9.5.1	In the event that licenses are required by the French or German authorities for the purpose of exporting the Aircraft, the Buyer and the Seller shall cooperate to obtain any licenses. In that case, the Buyer will be obligated to take delivery of the Aircraft only after such licenses have been obtained.

9.5.2	All expenses of, or connected with, fly away shall be borne by the Buyer. The Buyer shall make direct arrangements with the supplying companies for the fuel and oil required for all post-delivery flights.

9-3/3

C O N T E N T S

CLAUSE	TITLE

10 -	EXCUSABLE DELAY

10.1	General

10.2	Anticipated or Actual Delay

10.3	Loss, Destruction or Damage

10.4	Termination Rights Exclusive

10-1/4

10 -	EXCUSABLE DELAY

10.1	General

The Seller shall not be responsible, nor be deemed to be in default on account of delays or interruptions in the performance of its obligations hereunder, due to causes beyond its control or not occasioned by its fault or negligence, including (but without limiting the foregoing) acts of God or public enemy, war, civil war, warlike operations, terrorism, insurrections or riots, fires, floods, explosions, earthquakes, natural disasters or serious accidents, epidemics or quarantine restrictions, any act of government, governmental priorities, allocation regulations or orders affecting materials, facilities or completed aircraft, strikes or labour troubles causing cessation, slowdown or interruption of work [*] inability after due and timely diligence to procure materials, accessories, equipment or parts, general hindrance in transportation, failure of a subcontractor or Vendor to furnish materials, accessories, equipment or parts due to the above mentioned causes or of the Buyer to perform under this Agreement.

The Seller shall as soon as practicable after becoming aware of any delay falling within the provisions of this sub-Clause notify the Buyer of such delay and of the probable extent thereof and shall as soon as practicable after the removal of the cause of the delay resume its performance under this Agreement.

[*]

10.2	Anticipated or Actual Delay

10.2.1	In the event that the delivery of any Aircraft is delayed or interrupted by reason of any one or more of the causes described in sub-Clause 10.1 for a period of[*] after the end of the calendar month in which delivery is otherwise required hereunder [*] shall be entitled to terminate this Agreement with respect to the Aircraft so affected upon notice given to the [*] , provided, however, that the Buyer shall not be entitled to terminate this Agreement pursuant to the provisions of this sub-Clause where the cause of such delay is within its control.

10-2/4

10.2.2	If the Seller concludes that the delivery of any Aircraft shall be delayed for[*] due to one or more of the causes described in sub-Clause 10.1 and as a result thereof in good faith reschedules, in a [*] delivery of such Aircraft to a date reflecting such delay, then the Seller shall promptly notify the Buyer in writing to this effect and shall include in such notification the rescheduled delivery date. [*]

If at the expiry of the said [*] this Agreement shall not have been terminated with respect to the delayed Aircraft pursuant to the terms of this sub-Clause, then the rescheduled delivery date as notified to the Buyer shall be deemed to be incorporated into Clause 9 hereof as the date of delivery of the delayed Aircraft, any further delay will be subject to the provisions of this Clause 10.

10.3	Loss, Destruction or Damage

If prior to its delivery, any Aircraft is lost, destroyed or damaged beyond repair, the Seller shall notify the Buyer as soon as reasonably practicable but in no event later than [*] of such occurrence. [*], the Seller shall include in said notification (or as soon after the issue of the notice as such information becomes available to the Seller) [*] may be delivered to the Buyer and the date of delivery of the Aircraft shall be extended as specified in the Seller’s notice to accommodate the delivery of the replacement aircraft : provided, however, that in the event the specified extension of the delivery date shall [*] after the date relating to the lost, destroyed or damaged Aircraft contained in sub-Clause 9.1 then this Agreement shall terminate as to such lost, destroyed or damaged Aircraft unless:

(i)	the Buyer notifies the Seller within [*] of the date of receipt of the Seller’s notice that it desires the Seller to provide a replacement aircraft on the delivery date quoted therein

and

(ii)	the parties execute an amendment to this Agreement recording the variation in the aircraft delivery date provided, however, that nothing herein shall require the Seller to manufacture and deliver a replacement aircraft if such manufacture would require the reactivation of its production line for the model or series of Aircraft purchased hereunder.

10/3-4

10.4	Termination Rights Exclusive

IN THE EVENT THAT THIS AGREEMENT SHALL BE TERMINATED AS PROVIDED FOR UNDER THE TERMS OF SUB-CLAUSES 10.2 OR 10.3 ABOVE, SUCH TERMINATION SHALL DISCHARGE ALL OBLIGATIONS AND LIABILITIES OF THE PARTIES HEREUNDER WITH RESPECT TO SUCH AFFECTED AIRCRAFT AND UNDELIVERED MATERIAL, SERVICES, DATA, OR OTHER ITEMS APPLICABLE THERETO AND TO BE FURNISHED HEREUNDER [*]

10-4/4

C O N T E N T S

CLAUSE	TITLE

11 -	NON-EXCUSABLE DELAY

11.1	Liquidated Damages

11.2	Renegotiation

11.3	Termination

11.4	Waiver

11-1/3

11 -	NON-EXCUSABLE DELAY

11.1	Liquidated Damages

Should any of the Aircraft not be ready for delivery to the Buyer within [*] after the delivery date pursuant to Clause 9 (as varied by virtue of Clauses 2, 7, 10 and 18) and such delay is not excusable under sub-Clause 10.1, the Buyer shall have the right to claim, and the Seller shall pay [*] to the Buyer in respect of any such subsequent delay [*] per Aircraft by way of damages for each day of delay in the delivery starting from the [*].

The amount of Seller’s liquidated damages shall in no event exceed the total of [*] in respect of any one Aircraft.

The Buyer’s right to recover said damages in respect of the Aircraft is conditional upon a claim therefor being submitted in writing to the Seller by the Buyer not later than [*]

11.2	Renegotiation

Should a delay in delivery for non excusable reasons exceed [*] after the [*] the Buyer shall have the right exercisable by written notice to the Seller given not less than [*] days nor more than [*] after the expiration of the said [*] to require from the Seller a renegotiation of the delivery date of the Aircraft which is the subject of such delay. Unless otherwise agreed between the Seller and the Buyer during such renegotiation, the said renegotiation shall not prejudice the Buyer’s right to receive liquidated damages in accordance with the preceding sub-Clause during the period of non-excusable delay.

11-2/3

11.3	Termination

Should a delay in delivery for non excusable reasons exceed [*] after the [*] period the Buyer [*] and the Seller in the [*] shall have the right exercisable by written notice to the other party, given not less than [*] nor more than [*] after expiration of such [*] to terminate this Agreement in respect only of the said Aircraft which is the subject of such delay [*]

The Seller, [*]

11.4	Waiver

The Seller shall not under any circumstances have any liability whatsoever in respect of delay or failure in the delivery of any Aircraft other than and beyond the liabilities set forth in this Clause and in Clause 10.

11-3/3

C O N T E N T S

CLAUSE	TITLE

12 -	WARRANTIES AND SERVICE LIFE POLICY

12.1	Standard Warranty

12.2	Seller Service Life Policy

12.3	Vendor Product Support Agreements

12.4	Interface Commitment

12.5	Waiver, Release and Renunciation

12.6	Duplicate Remedies

12.7	Negotiated Agreement

12-1/17

12 -	WARRANTIES AND SERVICE LIFE POLICY

12.1	Standard Warranty

12.1.1	Nature of Warranty

Subject to the conditions and limitations as hereinafter provided for and except as provided for in sub-Clause 12.1.2, the Seller warrants to the Buyer that each Aircraft and all Warranted Parts as defined hereinafter shall at the time of delivery to the Buyer:

(i)	be new and free from defects in material;

(ii)	be free from defects in workmanship, including without limitation processes of manufacture;

(iii)	be free from defects in design (including without limitation the selection of materials) having regard to the state of the art at the date of such design; and

(iv)	be free from defects arising from failure to conform to the Specification, except to those portions of the Specification relating to performance or where it is expressly stated that they are estimates, approximations or design aims;

(v)	conform to the Customized Specifications as the same may be amended pursuant hereto.

For the purpose of this Agreement: the term “Warranted Part” shall mean any Seller proprietary component, equipment, accessory, systems or part as installed on an Aircraft at the time of delivery of such Aircraft and system

(a)	which is manufactured to the detailed design of the Seller or a subcontractor of the Seller and

(b)	which bears a part number of the Seller at the time of such delivery.

12.1.2	Exclusions

The warranties set forth in sub-Clause 12.1.1 shall not apply to Buyer Furnished Equipment, nor to the Propulsion Systems, nor to any component, equipment, accessory or part purchased by the Seller that is not a Warranted Part except that:

(i)	any defect in the Seller’s workmanship incorporated in the installation of such items in the Aircraft, including any failure by the Seller to conform to the installation instructions of the manufacturer of such item that invalidates any applicable warranty from such manufacturer, shall constitute a defect in workmanship for the purpose of this sub-Clause and be covered by the warranty set forth in sub-Clause 12.1.1 (ii); and

12-2/17

(ii)	defect inherent in the Seller’s design of the installation, in view of the state of the art at the date of such design, which impair the use of such item shall constitute a defect in design for the purpose of this sub-Clause and be covered by the warranty set forth in sub-Clause 12.1.1 (iii).

12.1.3	[*]

12.1.4	Buyer’s Remedy and Seller’s Obligation

12.1.4.1	The Buyer’s remedy and the Seller’s obligation and liability under sub-Clauses 12.1.1 and 12.1.2 are limited to the repair, replacement or correction, at the Seller’s expense and option excercised in a reasonable good faith basis of any Warranted Part which is defective. Any replacement part shall not have less cycles, calendar time and flight hours (as the case may be) remaining, than the Warranted Part which it replaced. [*]

12.1.4.2	In the event of a defect covered by sub-Clauses 12.1.1 (iii), 12.1.1 (iv) and 12.1.2 (ii) becoming apparent within the applicable period set forth in sub-Clause 12.1.3 and the Seller being obliged to correct such defect, the Seller shall also, if so requested by the Buyer, make such correction in any Aircraft which has not yet been delivered to the Buyer provided, however, that the Seller shall not be responsible nor deemed to be in default on account of any reasonable delay (the Seller shall use its reasonable efforts to minimise such delay) in delivery of any Aircraft or otherwise, in respect of the performance of this Agreement due to the Seller’s undertaking to make such correction and provided further that, rather than accept a delay in the delivery of any such Aircraft, the Buyer and the Seller may agree to deliver such Aircraft with subsequent correction of the defect by the Buyer at the Seller’s expense, or the Buyer may elect to accept delivery and thereafter file a warranty claim as though the defect had become apparent immediately after delivery of such Aircraft.

12.1.5	Warranty Claim Requirements

The Buyer’s warranty claims shall be considered by the Seller only if the following conditions are first fulfilled:

(i)	the defect having become apparent within the applicable warranty period as set forth in sub-Clause 12.1.3;

(ii)	the Buyer having submitted to the Seller proof reasonably satisfactory to the Seller that the claimed defect is due to a matter embraced within this sub-Clause 12.1, and that such defect has not resulted from any act or omission of the Buyer, including but not limited to, any failure to operate and maintain the affected Aircraft or part thereof in accordance with the standards set forth or any matter covered in sub-Clause 12.1.10 ;

12-3/17

(iii)	the Buyer having returned as soon as practicable the Warranted Part claimed to be defective to repair facilities as may be reasonably designated by the Seller, except when the Buyer elects to repair a defective Warranted Part in accordance with the provisions of sub-Clause 12.1.7;

(iv)	the Seller having received a warranty claim as set forth in sub-Clause 12.1.6 hereafter.

12.1.6	Warranty Administration

The warranties set forth in sub-Clause 12.1 shall be administered as hereinafter provided for.

(i)	Claim Determination

Warranty claim determination by the Seller shall be reasonably based upon the claim details, reports from the Seller’s local representative, historical data logs, inspection, tests, findings during repair, defect analysis and other suitable documents.

(ii)	Transportation Costs

Transportation costs for sending a defective Warranted Part to the facilities designated by the Seller and for the return therefrom of a repaired or replaced Warranted Part shall be borne by the Buyer to [*].

(iii)	Return of an Aircraft

In the event of the Buyer desiring to return an Aircraft to the Seller for consideration of a warranty claim, the Buyer shall notify the Seller of its intention to do so and the Seller shall, prior to such return, have the right to inspect such Aircraft and thereafter, without prejudice to its rights hereunder, to repair such Aircraft, at its sole option, either at the Buyer’s facilities or at another place reasonably acceptable to the Seller. The sharing of the cost of the return of any Aircraft by the Buyer to the Seller and return of such Aircraft to the Buyer’s facilities shall be [*].

(iv)	On-Aircraft Work by the Seller

In the event that the Buyer and the Seller agree that a defect necessitates the dispatch by the Seller of a working team to repair or correct such defect at the Buyer’s facilities, or in the event of the Seller accepting the return of an Aircraft to perform or have performed such repair or correction, then all related expenses [*]

12-4/17

(v)	Warranty Claim Substantiation

In connection with each claim by the Buyer made under this sub-Clause 12.1, the Buyer shall file a warranty claim on the Buyer’s form within [*] after a defect became apparent. Such form must contain at least the following data:

a) description of defect and action taken, if any,

b) date of incident and/or of removal date,

c) description of the defective part,

d) part number,

e) serial number (if applicable),

f) position on Aircraft,

g) total flying hours or calendar time, as applicable at the date of defect appearance,

h) time since last shop visit at the date of defect appearance,

i) Manufacturer’s Serial Number of the Aircraft and/or its registration,

j) Aircraft total flying hours and/or number of landings at the date of defect appearance,

k) claim number,

l) date of claim,

m) delivery date of Aircraft or part to the Buyer,

Claims are to be addressed as follows:

AIRBUS INDUSTRIE

CUSTOMER SERVICES DIRECTORATE

WARRANTY ADMINISTRATION

1, Rond-Point Maurice Bellonte

B.P. 33

F-31707 BLAGNAC CEDEX

FRANCE

12-5/17

(vi)	Replacements

Replaced components, equipment, accessories or parts shall become the Seller’s property.

(vii)	Seller’s Rejection

The Seller shall provide reasonable written substantiation in case of rejection of a warranty claim.

(viii)	Seller’s Inspection

The Seller shall have the right to inspect the affected Aircraft and documents and other records relating thereto in the event of any warranty claim under this sub-Clause 12.1.

(ix)	Survival of the Warranty

With respect to each Aircraft (including all Warranted Parts), the warranties set forth above shall survive the execution of this Agreement and delivery of the Aircraft.

12-6/17

12.1.7	Inhouse Warranty

(i)	Seller’s Authorization

The Seller hereby authorizes the Buyer to perform the repair of Warranted Parts subject to the terms of this sub-Clause 12.1.7.

The Buyer shall notify the Seller’s representative of its intention to perform Inhouse Warranty repairs before such repairs are started, unless it is not practicable.

(ii)	Conditions for Seller’s Authorization

The Buyer shall be entitled to repair such Warranted Parts only:

•	if adequate facilities and qualified personnel are available to the Buyer;

•	in accordance with the Seller’s written instructions set forth in the applicable Seller’s technical documentation;

•

to the extent specified by the Seller, or, in the absence of such specification, to the extent reasonably necessary to correct the defect, in accordance with the standards set forth in sub-Clause 12.1.10.

(iii)	Seller’s Rights

The Seller shall have the right to have any Warranted Part, or any part removed therefrom, claimed to be defective, returned to the Seller, as set forth in sub-Clause 12.1.6 (ii) if, in the judgement of the Seller, the nature of the defect requires technical investigation. The Seller shall further have the right to have a representative present during the disassembly, inspection and testing of any Warranted Part claimed to be defective.

12-7/17

(iv)	Inhouse Warranty Claim Substantiation

Claims for Inhouse Warranty credit shall contain the same information as that required for warranty claims under sub-Clause 12.1.6 (v) and in addition shall include:

a) a report of technical findings with respect to the defect,

b) for parts required to remedy the defect:

•	part numbers,

•	serial numbers (if applicable),

•	parts description,

•	quantity of parts,

•	unit price of parts,

•	related Seller’s or third party’s invoices (if applicable),

•	total price of parts,

c) detailed number of labour hours,

d) agreed Inhouse Warranty labour rate,

e) total claim value.

(v)	Credit

The credit to the Buyer’s account shall be [*]

(vi)	Limitation

The Buyer shall in no event be credited for repair costs (including labour and material) in excess of sixty-five percent (65%) of the current catalog price for a replacement of the defective Warranted Part or in excess of those costs which would have resulted if repairs had been carried out at the Seller’s facilities. Such costs shall be substantiated in writing by the Seller upon reasonable request by the Buyer.

12-8/17

(vii)	Scrapped Material

The Buyer shall retain any defective Warranted Part beyond economic repair and any defective part removed from a Warranted Part during repair for a period of [*] after submission of a claim for Inhouse Warranty credit relating thereto, [*]. Such parts shall be returned to the Seller [*] of receipt of the Seller’s request to that effect.

Notwithstanding the foregoing, the Buyer may scrap any such defective parts which are beyond economic repair and not required for technical evaluation locally with the agreement of the Seller’s local representative. Scrapped Warranted Parts shall be evidenced by a record of scrapped material certified by an authorized representative of the Buyer.

12.1.8	Standard Warranty Transferability

The warranties provided for in this sub-Clause 12.1 for any Warranted Part shall accrue to the benefit of any airline in revenue service, other than the Buyer, if the Warranted Part enters into the possession of any such airline as a result of a pooling or leasing or similar agreement between such airlines and the Buyer, in accordance with the terms and subject to the limitations and exclusions of the foregoing warranties.

12.1.9	Warranty for Corrected, Replaced or Repaired Warranted Parts

Whenever any Warranted Part which contains a defect for which the Seller is liable under sub-Clause 12.1 has been corrected, replaced or repaired pursuant to the terms of this sub-Clause 12.1, the period of the Seller’s warranty with respect to such corrected, replaced or repaired Warranted Part whichever may be the case, shall be the remaining portion of the original warranty.

12.1.10	Good Airline Operation - Normal Wear and Tear

The Buyer’s rights under this sub-Clause 12.1 are subject to the Aircraft and each component, equipment, accessory and part thereof being maintained, overhauled, repaired, and operated in accordance with good commercial airline practice, all technical documentation and any other instructions issued by the Seller and the Vendors and the Manufacturer of the Propulsion Systems and all applicable rules, regulations and directives of relevant Aviation Authorities.

The Seller’s liability under this sub-Clause 12.1 shall not extend to normal wear and tear nor to:

(i)	any Aircraft or component, equipment, accessory or part thereof which has been repaired, altered or modified after delivery except by the Seller or in a manner approved by the Seller;

(ii)	any Aircraft or component, equipment, accessory or part thereof which has been operated in a known damaged state;

12-9/17

(iii)	any component, equipment, accessory and part from which the trade mark, name, part or serial number or other identification marks have been removed;

unless in any such case (except in the case of (iii) above) the Buyer submits reasonable evidence to the Seller that the defect did not arise from or was not contributed to by any one or more of the said causes.

12.2	Seller Service Life Policy

In addition to the warranties set forth in sub-Clause 12.1, the Seller further agrees that should a Failure as defined in sub-Clause 12.2.1.2 occur in any Item as defined in sub-Clause 12.2.1.1, and subject to the general conditions and limitations set forth in sub-Clause 12.2.4, then the provisions of this sub-Clause 12.2 shall apply.

12.2.1	Definitions

For the purpose of this sub-Clause 12.2 the following conditions shall apply:

12.2.1.1	“Item” means any of the Seller components, equipment, accessories and parts listed in Exhibit “C”, Seller Service Life Policy.

12.2.1.2	“Failure” means any defect in, an Item which has occurred and which materially impairs the utility of the Item.

12.2.2	Periods and Seller’s Undertakings

The Seller agrees that if a Failure occurs in an Item [*] after the delivery of said Aircraft to the Buyer, the Seller shall at its reasonable discretion and as promptly as practicable and with the Seller’s financial participation as hereinafter provided either:

12.2.2.1	design and furnish to the Buyer a correction for such Item with a Failure and provide any parts required for such correction (including Seller designed standard parts but excluding industry standard parts), or,

12.2.2.2	replace such Item.

12-10/17

12.2.3	Seller’s Participation in the Costs

Any part or Item which the Seller is required to furnish to the Buyer under this Service Life Policy in connection with the correction or replacement of an Item shall be furnished to the Buyer with the Seller’s financial participation determined in accordance with the following formula:

[*]

12-11/17

12.2.4	General Conditions and Limitations

1.2.4.1	The undertakings given in this sub-Clause 12.2 shall be valid after the period of the Seller’s warranty applicable to an Item under sub-Clause 12.1.

12.2.4.2	The Buyer’s remedy and the Seller’s obligation and liability under this Service Life Policy are subject to the prior compliance by the Buyer with the following conditions:

(i)	the Buyer shall maintain log books and other historical records with respect to each Item adequate to enable determination of whether the alleged Failure is covered by this Service Life Policy and if so to define the costs to be borne by the Seller in accordance with sub-Clause 12.2.3;

(ii)	the Buyer shall keep the Seller informed of any significant incidents relating to an Aircraft howsoever occurring or recorded;

(iii)	the Buyer shall comply with the conditions of sub-Clause 12.1.10;

(iv)	the Buyer shall carry out specific structural inspection programs for monitoring purposes as may be established from time to time by the Seller. Such programs shall be as compatible as possible with the Buyer’s operational requirements and shall be carried out at the Buyer’s expense. Reports relating thereto shall be regularly furnished to the Seller;

(v)	in the case of any breakage or defect, the Buyer must have reported the same in writing to the Seller within sixty (60) days after any breakage or defect in an Item becomes apparent whether or not said breakage or defect can reasonably be expected to occur in any other aircraft, and the Buyer shall have informed the Seller of the breakage or defect in sufficient detail to enable the Seller to determine whether said breakage or defect is subject to this Service Life Policy.

12.2.4.3	Except as otherwise provided for in this sub-Clause 12.2, any claim under this Service Life Policy shall be administered as provided for in and shall be subject to the terms and conditions of sub-Clause 12.1.6.

12.2.4.4	In the event that the Seller shall have issued a modification applicable to an Aircraft, the purpose of which is to avoid a Failure, the Seller may elect to supply the necessary modification kit free of charge or under a pro rata formula. If such a kit is so offered to the Buyer, then, to the extent of such Failure and any Failures that could ensue therefrom, the validity of the Seller’s commitment under this sub-Clause 12.2 shall be subject to the Buyer’s incorporating such modification in the relevant Aircraft, as promulgated by the Seller and in accordance with the Seller’s instructions, within a reasonable time.

12-12/17

12.2.4.5	This Service Life Policy is neither a warranty, performance guarantee, nor an agreement to modify any Aircraft or airframe components to conform to new developments occurring in the state of airframe design and manufacturing art.

The Seller’s obligation herein is to furnish only those corrections to the Items or provide replacement therefor as provided for in sub-Clause 12.2.3.

The Buyer’s sole remedy and relief for the non-performance of any obligation or liability of the Seller arising under or by virtue of this Service Life Policy shall be in monetary damages, limited to the amount the Buyer reasonably expends in procuring a correction or replacement for any Item which is the subject of a Failure covered by this Service Life Policy and to which such non-performance is related.

The Buyer hereby waives, releases and renounces all claims to any further damages, direct, incidental or consequential, including loss of profits and all other rights, claims and remedies, arising under or by virtue of this Service Life Policy.

12.2.5	Transferability

The Buyer’s rights under this sub-Clause 12.2 shall not be assigned, sold, leased, transferred or otherwise alienated by operation of law or otherwise, without the Seller’s prior written consent thereto,( which shall not be unreasonably withheld ) according to sub-Clause 21 of this Agreement.

Any unauthorized assignment, sale, lease, transfer or other alienation of the Buyer’s rights under this Service Life Policy shall, as to the particular Aircraft involved, immediately void this Service Life Policy in its entirety.

12-13/17

12.3	Vendor Product Support Agreements

12.3.1	Seller’s Support

Prior to the delivery of the first Aircraft, the Seller shall obtain from all Vendors listed in the “Vendor Product Support Agreements” enforceable and transferable warranties for each of their components, equipment, accessories or parts installed in an Aircraft at the time of delivery thereof (“Vendor Parts”) except for the Propulsion Systems, Buyer Furnished Equipment and other equipment selected by the Buyer to be supplied by Vendors with whom the Seller has no existing enforceable warranty agreements.

The Seller shall also obtain enforceable and transferable Vendor Service Life Policies from landing gear Vendors for selected structural landing gear elements.

The Seller undertakes to assign to the Buyer such Vendor warranties and Vendor Service Life Policies in the form of “Vendor Product Support Agreements”.

12.3.2	Vendor’s Default

12.3.2.1	In the event that a Vendor, under any standard warranty obtained by the Seller pursuant to sub-Clause 12.3.1 above, defaults in the performance of any material obligation with respect to such warranties and the Buyer submits in reasonable time to the Seller reasonable proof that such default has occurred, then the provisions of sub-Clause 12.1 of this Agreement shall apply to the extent the same would have been applicable had such Vendor Part been a Warranted Part except that the shorter of either the Vendor’s warranty period as indicated in the “Vendor Product Support Agreement” or the Seller’s warranty period as indicated in sub-Clause 12.1.3 of the Agreement shall be applicable.

12.3.2.2	In the event that a Vendor, under any Vendor Service Life Policy obtained by the Seller pursuant to sub-Clause 12.3.1 above, defaults in the performance of any material obligation with respect to such warranties and the Buyer submits in reasonable time to the Seller reasonable proof that such default has occurred, then sub-Clause 12.2 of this Agreement shall apply to the extent the same would have been applicable had such Vendor Item been listed in Exhibit “C”, Seller Service Life Policy of the Agreement.

12.3.2.3	At the Seller’s request, the Buyer shall assign to the Seller, and the Seller shall be subrogated to, all of the Buyer’s rights against the relevant Vendor with respect to and arising by reason of such default and shall provide reasonable assistance to enable the Seller to enforce the rights so assigned.

12-14/17

12.4	Interface Commitment

12.4.1	Interface Problem

If the Buyer experiences any technical problem in the operation of an Aircraft or its systems due to a malfunction, the cause of which, after due and reasonable investigation, is not readily identifiable by the Buyer, but which the Buyer reasonably believes to be attributable to the design characteristics of one or more components of the Aircraft (an “Interface Problem”), the Seller shall, if so requested by the Buyer, and without additional charge to the Buyer except for reasonable cost of transportation of the Seller’s personnel free of charge on the Buyer’s route system (on confirmed business class), to the Buyer’s facilities, promptly conduct or have conducted an investigation and analysis of such problem to determine, if possible, the cause or causes of the problem and to recommend such corrective action as may be feasible. The Buyer shall furnish to the Seller all data and information in the Buyer’s possession relevant to the Interface Problem, and shall cooperate with the Seller in the conduct of the Seller’s investigations and such tests as may be reasonably required.

At the conclusion of such investigation the Seller shall promptly advise the Buyer in writing of the Seller’s opinion as to the cause or causes of the Interface Problem and the Seller’s recommendations as to corrective action.

12.4.2	Seller’s Responsibility

If the Seller determines in the exercise of good faith and diligence, that the Interface Problem is primarily attributable to the design of a Warranted Part, the Seller shall, if so requested by the Buyer and pursuant to the terms and conditions of sub-Clause 12.1, correct the design of such Warranted Part in accordance with the Seller’s obligation as defined in sub-Clause 12.1.

12.4.3	Vendor’s Responsibility

If the Seller determines in the exercise of good faith and diligence, that the Interface Problem is primarily attributable to the design of any Vendor Part, the Seller shall, if so requested by the Buyer, reasonably assist the Buyer in processing any warranty claim the Buyer may have against the Vendor.

12.4.4	Joint Responsibility

If the Seller determines in the exercise of good faith and diligence, that the Interface Problem is attributable partially to the design of a Warranted Part and partially to the design of any Vendor Part, the Seller shall, if so requested by the Buyer, seek a solution to the Interface Problem through cooperative efforts of the Seller and any Vendor involved.

The Seller shall promptly advise the Buyer of such corrective action as may be proposed by the Seller and any such Vendor. Such proposal shall be consistent with any then existing obligations of the Seller hereunder and of any such Vendor to the Buyer. Such corrective action when duly accepted by the Buyer shall constitute full satisfaction of any claim the Buyer may have against either the Seller or any such Vendor with respect to such Interface Problem.

12/15/17

12.4.5	General

12.4.5.1	All requests under this sub-Clause 12.4 shall be directed to both the Seller and the Vendors.

12.4.5.2	Except as specifically set forth in this sub-Clause 12.4, this sub-Clause shall not be deemed to impose on the Seller any obligations not expressly set forth elsewhere in this Clause 12.

12.4.5.3	All reports, recommendations, data and other documents furnished by the Seller to the Buyer pursuant to this sub-Clause 12.4 shall be deemed to be delivered under this Agreement and shall be subject to the terms, covenants and conditions set forth in this Clause 12.

12.5	Waiver, Release and Renunciation

THE WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER AND REMEDIES OF THE BUYER SET FORTH IN THIS CLAUSE 12 ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER AND RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE, WITH RESPECT TO ANY NONCONFORMITY OR DEFECT IN ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART THEREOF DELIVERED UNDER THIS AGREEMENT, INCLUDING BUT NOT LIMITED TO ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS, ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE, ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY IN CONTRACT OR IN TORT, WHETHER OR NOT ARISING FROM THE SELLER’S NEGLIGENCE, (EXCEPT FOR SELLER’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT) ACTUAL OR IMPUTED, AND ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY FOR LOSS OR DAMAGE TO ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART THEREOF, FOR LOSS OF USE, REVENUE OR PROFIT WITH RESPECT TO ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART THEREOF, OR FOR ANY OTHER DIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES, PROVIDED THAT IN THE EVENT THAT ANY OF THE AFORESAID PROVISIONS SHOULD FOR ANY REASON BE HELD UNLAWFUL OR OTHERWISE INEFFECTIVE THE REMAINDER OF THIS SUB-CLAUSE 12.5 SHALL REMAIN IN FULL FORCE AND EFFECT.

12-16/17

12.6	Duplicate Remedies

The Seller shall not be obliged to provide any remedy which is duplicate of any other remedy provided to the Buyer under any part of this Clause 12 as may be amended, complemented or supplemented by other contractual agreements or Clauses of this Agreement.

12.7	Negotiated Agreement

The Buyer and the Seller agree that this Clause 12 has been the subject of discussion and negotiation and is fully understood by the parties, and that the price of the Aircraft and the other mutual agreements of the parties set forth in this Agreement were arrived at in consideration of, inter alia, the provisions of this Clause 12, specifically including the waiver, release and renunciation by the Buyer set forth in sub-Clause 12.5.

12-17/17

C O N T E N T S

CLAUSE	TITLE

13 -	PATENT - INDEMNITY

13.1	Seller’s Obligation and Buyer’s Remedy

13.2	Claim Administration

13.3	Buyer’s Exclusive Rights

13.4	Copyright Indemnity

13-1/4

13 -	PATENT - INDEMNITY

13.1	Seller’s Obligation and Buyer’s Remedy

13.1.1	Subject to the provisions of sub-Clause 13.2.2, the Seller shall indemnify and hold harmless the Buyer from and against any damages, costs or expenses including legal costs (excluding damages, costs, expenses, loss of profits and other liabilities in respect of or resulting from loss of use of the Aircraft or any of them) resulting from any infringement or claim of infringement of:

(i)	any British, French, German, Spanish or U.S. patent;

and:

(ii)	any patent issued under the laws of any other country in which the Buyer may lawfully operate the Aircraft, provided that:

(1)	from the time of design of such Aircraft, accessory, equipment or part and until infringement claims are resolved, such country and the flag country of the Aircraft are legally bound by and recognize their obligations and duties under the Chicago Convention on International Civil Aviation of December 7, 1944 and the flag country is fully entitled to all benefits of Article 27 thereof or in the alternative,

(2)	from such time of design and until infringement claims are resolved such country shall either be a party to the International Convention for the Protection of Industrial Property, or have in full force and effect patent laws which recognize and give adequate protection to patents issued under the laws of other countries.

13.1.2	The sub-Clause 13.1.1 shall not apply to Buyer Furnished Equipment nor to parts which the Buyer has requested the Seller to install on the Aircraft where such parts are to be supplied by Vendors with whom the Seller has no existing enforceable warranty agreements.

[*]

13-2/4

13.1.3	In the event that the Buyer is prevented from using a unit or a part of the Aircraft (whether by a valid judgment of a court of competent jurisdiction or by a settlement arrived at between claimant, Seller and Buyer), the Seller shall at its expense either:

(i)	procure for the Buyer the right to use the same free of charge to the Buyer; or

(ii)	replace the same as soon as possible with a non infringing substitute complying in all other respects with the requirements of this Agreement.

13.2	Claim Administration

13.2.1	If the Buyer receives a written claim or a suit is threatened or commenced against the Buyer for infringement, the Buyer shall:

(i)	forthwith notify the Seller giving particulars thereof;

(ii)	furnish to the Seller all data papers and records within the Buyer’s knowledge control or possession;

(iii)	refrain from admitting any liability or making any payment or assuming any expenses, damages, costs or royalties or otherwise acting in a manner prejudicial to the defence or denial of such suit or claim;

(iv)	fully cooperate with, and render all such assistance to, the Seller as may be pertinent to the defence or denial of the suit or claim;

(v)	act in such a way as to mitigate damages and / or to reduce the amount of royalties which may be payable as well as to minimize costs and expenses.

13.2.2	The Seller shall be entitled either in its own name or on behalf of the Buyer to conduct negotiations with the party or parties alleging infringement and shall assume and conduct the defence or settlement of any suit or claim in the manner which it, in its opinion, deems proper and does not prejudice the Buyer.

13.3	Buyer’s Exclusive Rights

The Seller’s liability hereunder shall be conditional upon the strict and timely compliance by the Buyer with the terms of this Clause and is in lieu of any other liability to the Buyer express or implied which the Seller might incur at law as a result of any infringement or claim of infringement of any patent. [*]

13-3/4

13.4	Copyright Indemnity

The Seller shall indemnify and hold harmless the Buyer (such indemnity to include, without limitation, all reasonable legal fees and expenses incurred by the Buyer) against any claim that the normal Seller’s software infringes the intellectual property rights of any third party, provided that the Buyer:

(I)	immediately upon acquiring knowledge of any such claim, notifies the Seller;

(ii)	makes no admission or settlement of any claim;

(iii)	allows the Seller to have sole control of all negotiations for its settlement, provided that same does not prejudice the Buyer;

(iv)	gives the Seller all reasonable assistance in connection therewith.

The above indemnity shall only apply to software created by the Seller and shall only apply in respect of copyright infringement (which presently includes United Kingdom, France, Germany, Spain and United States of America) in countries which, at the time of infringement, are members of the Berne Union and recognise computer software as ‘’work’’ under the Berne Convention or any successor international agreement or treaties concerning the protection of copyrighted works.

13-4/4

C O N T E N T S

CLAUSE	TITLE

14	TECHNICAL PUBLICATIONS

14.1	General

14.2	Scope

14.3	Delivery

14.4	Revision Service

14.5	Vendor Equipment

14.6	Aircraft Identification for Technical Publications

14.7	Performance Engineer’s Programs

14.8	CD-ROM

14.9	Future Developments

14.10	Warranties

14.11	Proprietary Rights

Appendix A	Licence for use of the Performance Engineer’s Programs (PEP)

Appendix B	Licence for use of CD-ROM

14-1/11

14 -	TECHNICAL PUBLICATIONS

14.1	General

This Clause covers the terms and conditions for the supply of technical publications (hereinafter “the Technical Publications”) to support the Aircraft operation.

The Technical Publications shall be supplied in the English language using the aeronautical terminology in common use.

14.2	Scope

Range, form, type, format, ATA/Non ATA compliance, revision, quantity and delivery schedule of the Technical Publications are covered in Exhibit “D”.

14.3	Delivery

14.3.1	The Technical Publications and corresponding revisions to be supplied by the Seller shall be sent to [*] only as advised by the Buyer.

Documentation already in the Buyer’s possession through a previous agreement shall not be included in the Technical Publications package subject of the present Agreement, except as quantities may be increased in accordance with the provisions of Exhibit “D”.

Packing and shipment of the Technical Publications and their revisions shall be carried out in consideration of the [*]. The shipment shall be [*]

The delivery schedule of the Technical Publications shall be phased as mutually agreed to correspond with Aircraft deliveries. The Buyer agrees to provide [*] notice when requesting a change to the delivery schedule.

14.3.2	It shall be the responsibility of the Buyer to coordinate and satisfy local Aviation Authorities needs for Seller’s Technical Publications. Such Technical Publications shall be supplied by the Seller at no charge to the Buyer [*]

14-2/11

14.4	Revision Service

14.4.1	General

Revision Service shall be offered [*] covered under this Agreement.

[*]

14.4.2	Service Bulletins (SB)

Seller’s Service Bulletin information shall be incorporated into the Technical Publications for the Buyer’s Aircraft after formal notification by the Buyer of its intention to accomplish a Service Bulletin. The split effectivity for the corresponding Service Bulletin shall remain in the Technical Publications until notification from the Buyer that embodiment has been completed on all the Buyer’s Aircraft.

The request for incorporation has to be made [*]

14.4.3	Customer Originated Changes (COC)

14.4.3.1	Buyer originated data documented in the Buyer’s own Airline Engineering Bulletin may be introduced into the following Seller’s customized manuals:

•	Aircraft Maintenance Manual,

•	Illustrated Parts Catalog,

•	Trouble Shooting Manual,

•	Wiring Manual (Schematics, Wirings, Lists).

COC data shall be established by the Buyer according to the “Guidelines for Customer Originated Changes” as issued by the Seller.

The data shall be labelled with COC as being Buyer originated.

The Seller shall endeavour to incorporate such Buyer originated data within the [*] revisions following the receipt of complete and accurate data for processing.

COC data shall be incorporated by the Seller in all affected customized manuals unless the Buyer specifies in writing the documents of its choice into which the COC data shall be incorporated. The customized manuals into which the COC data are incorporated shall only show the Aircraft configuration reflecting the COC data and not the configuration before such COC data’s incorporation.

14.4.3.2	The Buyer shall ensure that any such data have received prior agreement from its local Aviation Authorities.

14-3/11

14.4.3.3	The Buyer hereby acknowledges and accepts that the incorporation of any COC into the Technical Publications issued by [*]

The Seller shall not be required to check any COC data submitted for incorporation as aforesaid.

Further, the Buyer acknowledges full liability for the effects, including all related costs, which any COC may have on all subsequent Service Bulletins/modifications. The Seller shall undertake to incorporate in good faith the data related to such COC provided by the Buyer.

14.4.3.4	In the event of the Seller being required under any court order or settlement to indemnify any third party for injury, loss or damage incurred directly or indirectly as a result of incorporation of any COC into the Technical Publications issued by the Seller, the Buyer agrees to reimburse the Seller for all payments or settlements made in respect of such injury, loss or damage including any expenses incurred by the Seller in defending such claims.

The Seller’s liability shall in no event be affected by any communication written or oral which the Seller may make to the Buyer with respect to such documentation.

14.4.3.5	The Seller’s costs with respect to the incorporation of any COC as aforesaid shall be invoiced to the Buyer under conditions specified in the Seller’s then current Support Services Price List.

14.5	Vendor Equipment

Information relating to Vendor equipment which is installed on the Aircraft by the Seller shall be introduced into the Seller’s Technical Publications to the extent necessary for the comprehension of the systems concerned, [*] to the Buyer for the Technical Publications’ basic issue.

The Buyer shall supply the data related to Buyer Furnished Equipment (BFE) and Seller Furnished Equipment (SFE) (if not covered in the Seller’s Standard SFE definition) to the Seller [*] before the scheduled delivery of the Seller’s customized Technical Publications. The BFE and SFE data (if not covered in the Seller’s standard SFE definition) supplied by the Buyer to the Seller shall be in English language.

The Seller shall introduce BFE and SFE data into the Seller’s Technical Publications [*] to the Buyer for the Technical Publications basic issue. The transportation costs related to BFE and SFE data shipment shall be the Buyer’s responsibility.

14-4/11

14.6	Aircraft Identification for Technical Publications

For the customized Technical Publications the Buyer agrees to the allocation of Fleet Serial Numbers (FSN) in the form of block of numbers selected in the range from 001 to 999.

The sequence shall be interrupted only if two (2) different Propulsion Systems or different Aircraft models are selected.

The Buyer shall indicate to the Seller the Fleet Serial Number allocated to the Aircraft Manufacturer’s Serial Number (MSN) [*] The allocation of Fleet Serial Numbers to Manufacturer’s Serial Numbers shall not constitute any property, insurable or other interest of the Buyer whatsoever in any Aircraft prior to the delivery of and payment for such Aircraft as provided for in this Agreement.

The affected customized Technical Publications are:

•	Aircraft Maintenance Manual,

•	Illustrated Parts Catalog,

•	Trouble Shooting Manual,

•	Wiring Manual (Schematics, Wirings, Lists).

14.7	Performance Engineer’s Programs

[*] to the standard Operational Manuals, covered in Exhibit “D”, the Seller shall provide to the Buyer Performance Engineer’s Programs (PEP) under licence conditions as defined in Appendix A to this Clause.

14.8	CD-ROM

CD-ROM, in replacement for manuals/data provided by the Seller in other media, can be provided under licence conditions as defined in Appendix B to this Clause.

The affected Technical Publications are the following:

•	Trouble Shooting Manual,

•	Aircraft Maintenance Manual,

•	Illustrated Parts Catalog.

14.9	Future Developments

The Seller shall continuously monitor technological developments and apply them to document production and method of transmission where beneficial and economical.

14-5/11

14.10	Warranties

The Seller warrants that the Technical Publications are prepared in accordance with the state of the art at the date of their conception. Should a Technical Publication prepared by the Seller contain error or omission, the sole and exclusive liability of the Seller shall be to take all reasonable and proper steps to correct or replace at its option such Technical Publication. [*]. The provisions of sub-Clause 12.5, 12.6 and 12.7 shall apply to all Technical Publications as if references therein to Clause 12 were references to Clause 14.

14.11	Proprietary Rights

14.11.1	All proprietary rights, including but not limited to patent, design and copyrights, relating to Technical Publications and data supplied under this Agreement shall remain with the Seller. The Seller hereby grants the licence to Buyer to use Technical Publications and all informations contained therein. All such Technical Publications and data are supplied to the Buyer for the sole use of the Buyer who undertakes not to divulge the contents thereof to any third party save as permitted therein or otherwise pursuant to any Government or legal requirement imposed upon the Buyer or if any such information falls into the public domain other than by any unauthorised disclosure of Buyer.

These proprietary rights shall also apply to any translation into a language or languages or media that may have been performed or caused to be performed by the Buyer.

14.11.2	Whenever this Agreement provides for manufacturing by the Buyer, the consent given by the Seller shall not be construed as express or implicit approval howsoever of the manufactured products. The supply of the Technical Publications and data shall not be construed as any further right for the Buyer to design or manufacture any Aircraft or part thereof or spare part.

14.11.3	In the case of the Seller having authorized the disclosure to third parties either under this Agreement or by an express prior written authorization, the Buyer shall undertake that such third party agree to be bound by the same conditions and restrictions as the Buyer with respect to the disclosed Technical Publications.

14-6/11

LICENCE FOR USE OF THE PERFORMANCE ENGINEER’S PROGRAMS (PEP)

1.	Grant

The Seller grants the Buyer the right to use the PEP in machine readable form during the term of this licence on a single computer.

Use of the PEP in readable form shall be limited to [*] other than the copies contained in the single computer and copies produced for checkpoint and restart purposes or additional copies made with the consent of the Seller for a specific need.

2.	Merging

The PEP may be used and adapted in machine readable form for the purpose of merging it into other program material of the Buyer but, on termination of this Agreement, the PEP shall be removed from the other program material with which it has been merged.

The Buyer agrees to reproduce the copyright and other notices as they appear on or within the original media on any copies which the Buyer makes of the PEP.

3.	Personal Licence

The above described licence is personal to the Buyer and, subject to prior written notice to the Seller by the Buyer of the name, address and identity thereof, Buyer’s affiliates, and is otherwise non-transferable and non-exclusive.

The transfer of the PEP Licence shall be subject to prior written consent from the Seller, such consent shall not be unreasonably withheld.

4.	Installation

It is the Buyer’s responsibility to install the PEP and to perform any mergings and checks. The Seller shall however assist the Buyer’s operations engineers in the initial phase following the delivery of the PEP until such personnel reach the familiarization level required to make inputs and correlate outputs.

14-7/11

5.	Proprietary Rights and Non-Disclosure

5.1	The PEP and the copyright and other proprietary rights of whatever nature in the PEP are and shall remain with the Seller. The PEP and its contents are designated as confidential.

5.2	The Buyer undertakes not to disclose the PEP or parts thereof and its contents to any third party without the prior written consent of the Seller, such consent shall not be unreasonably withheld. In so far as it is necessary to disclose aspects of the PEP to employees, such disclosure is permitted only for the purpose for which the PEP is supplied and only to the employee who needs to know the same.

6.	Conditions of Use

6.1	The Seller does not warrant that the PEP shall not contain errors. However, should the PEP be found to contain any error at delivery, the Buyer shall notify the Seller promptly thereof and the Seller shall take all proper steps to correct the same at his own expense.

6.2	The Buyer shall ensure that the PEP is correctly used in appropriate machines as indicated in the Performance Programs Manual (PPM) and that staff are properly trained to use the same, to trace and correct running faults, to restart and recover after fault and to operate suitable checks for accuracy of input and output.

6.3	It is understood that the PPM is the user’s guide of the PEP and the Buyer shall undertake to use the PEP in accordance with the PPM.

6.4	The PEP are supplied under the express condition that the Seller shall have no liability in contract or in tort arising from or in connection with the use of or inability to use the PEP. However, Seller shall use its reasonable efforts to remedy any problem or error arising thereof and provide Buyer with any corrected versions thereof.

7.	Duration

The rights under this licence shall be granted to the Buyer [*] the Buyer shall return the PEP and any copies thereof to the Seller, accompanied by a notice certifying that the Buyer has returned all existing copies.

14-8/11

LICENCE FOR USE OF CD-ROM

1.	Grant

The Seller grants the Buyer the right to use the Aircraft Documentation Retrieval System (ADRES) and/or the Computer Assisted Aircraft Trouble Shooting (CAATS) on CD-ROM for the term of this Licence. Use of ADRES and/or CAATS shall be limited to the number of copies defined between the parties.

For clarification, it is hereby stated that the Power Plant IPC is not part of the electronic IPC and is only available on other media (paper or film).

2.	Term

The rights under the Licence shall be granted [*] The grant shall be [*], the Buyer shall return ADRES and/or CAATS and all copies thereof to the Seller.

3.	Revision Service

the Seller shall provide revision service for ADRES and/or CAATS during the term. The revision service shall be based on the revision service which the Seller provides for the documentation in paper or film format.

ADRES and/or CAATS CD-ROM shall be revised concurrently with the paper and film deliveries. However, temporary revisions are not currently provided in digital data format and are only available in paper format.

4	Personal Licence

The Licence is personal to the Buyer and, subject to prior written notice to the Seller by the Buyer of the name, address and identity thereof, Buyer’s affiliates, and is otherwise non-transferable and non-exclusive. The Buyer shall not permit any third party to use ADRES and/or CAATS, nor shall it transfer or sub-licence ADRES and/or CAATS to any third party, without prior written consent from the Seller, such consent shall not be unreasonably withheld.

14-9/11

5.	Installation

The Seller shall provide the list of hardware on which ADRES and/or CAATS shall be installed. The Buyer shall be responsible for procuring such hardware and installing ADRES and/or CAATS.

6.	Proprietary Rights

ADRES and/or CAATS are proprietary to the Seller and the copyright and all other proprietary rights in ADRES and/or CAATS are and shall remain the property of the Seller.

7.	Copyright Indemnity

The Seller shall defend and indemnify the Buyer (such indemnity to include, without limitation, all reasonable legal fees and expenses incurred by the Buyer) against any claim that the normal use of ADRES and/or CAATS infringes the intellectual property rights of any third party, provided that the Buyer:

7.1	immediately upon acquiring knowledge of any such claim, notifies the Seller;

7.2	makes no admission or settlement of any claim;

7.3	allows the Seller to have sole control of all negotiations for its settlement, provided that same does not prejudice the Buyer ;

7.4	gives the Seller all reasonable assistance in connection therewith.

The above indemnity shall only apply to software created by the Seller and shall only apply in respect of copyright infringement in countries (which presently includes United Kingdom, France, Germany, Spain and United States of America) which, at the time of infringement, are members of the Berne Union and recognise computer software as “work” under the Berne Convention or any successor international agreement or treaties concerning the protection of copyright works.

8.	Confidentiality

ADRES and/or CAATS and their contents are designated as confidential. The Buyer undertakes not to disclose ADRES and/or CAATS or parts thereof to any third party without the prior written consent of the Seller except (i) as required by applicable court orders or governmental regulations (in which case it shall give the Seller prior written notice of such disclosure and use its best efforts to limit such disclosure to the greatest extent possible) or (ii) for information which is in the public domain at the time of disclosure otherwise than through a breach of this Agreement (but compilations of information which are not public shall not be treated as being public by reason of them containing information which is). In so far as it is necessary to disclose aspects of ADRES and/or CAATS to the employees, such disclosure is permitted solely for the purpose for which ADRES and/or CAATS are supplied and only to those employees who need to know the same.

14-10/11

9.	Conditions of Use

9.1	The Buyer shall not make any copies of ADRES and/or CAATS, except for installation purposes.

9.2	The Seller does not warrant that the operation of ADRES and/or CAATS shall be error free. In the event of an error occurring [*] of delivery, the sole and exclusive liability of the Seller shall be, at its expense, to correct ADRES and/or CAATS in the following revision. However a Temporary Revision in paper form shall be provided by the Seller in order to keep the Buyer documentation current.

9.3	THE WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER AND REMEDIES OF THE BUYER SET FORTH IN THIS LICENCE ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER AND THE RIGHTS, CLAIMS OR REMEDIES OF THE BUYER AGAINST THE SELLER, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE, WITH RESPECT TO ANY NON CONFORMITY OR DEFECT IN THE ADRES AND/OR CAATS DELIVERED UNDER THIS LICENCE.

10.	Training

In addition to the user guide supplied with ADRES and/or CAATS, training and other assistance may be provided upon the Buyer’s request at conditions to be mutually agreed.

11.	Replacement of Product

For clarification purposes it is hereby expressly stated that ADRES and/or CAATS shall be offered for a limited time period, not exceeding the term of this Licence. In the event that the Seller should offer a replacement product, the conditions for using such product shall be subject to a separate agreement which will be consistent to the terms hereof.

14-11/11

C O N T E N T S

CLAUSE	TITLE

15 -	SELLER REPRESENTATIVES

15.1	Seller’s Service

15.2	Customer Support Manager

15.3	Buyer’s Service

15.4	Withdrawal of Seller’s Representatives

15.5	Seller’s Representatives’ Status

15.6	Indemnity

15-1/4

15 -	SELLER REPRESENTATIVES

15.1	Seller’s Service

15.1.1	The Seller shall provide [*] the services of a Technical Representative acting in an advisory capacity at the Buyer’s main base for a period [*]

In addition to the above assistance, the Seller shall provide to the Buyer with an allocation of [*]

15.1.2	The Seller has set up a global Technical Services network available for the [*] use by each of the Seller’s aircraft operators.

The Buyer shall [*] to this global network at any time in the course of the Aircraft operation, and in particular to the regional Technical Representatives closest to the Buyer’s main base after the end of the mission of the Technical Representatives referred to in sub-Clause 15.1.1, or to cover for their temporary absence in the course of their mission. A list of the contacts for the global Technical Services network including the regional Technical Representatives shall be provided to the Buyer.

15.1.3	The Seller shall cause similar services to be provided by competent Representatives of the Propulsion Systems Manufacturer and by Vendor Representatives when necessary and applicable.

15.2	Customer Support Manager

The Seller shall provide [*] Customer Support Manager to liaise on product support matters between the Seller’s main office and the Buyer after signature of this Agreement [*].

15.3	Buyer’s Service

15.3.1.	From the date of arrival of the first of the Seller’s Representatives specified in sub-Clause 15.1.1 above the Buyer shall [*], a suitable office, conveniently located with respect to the Buyer’s maintenance facilities, with complete office furniture and equipment including telephone, telefax and SITA connection for the use of the Seller’s Representatives. [*]

15-2/4

15.3.2	For the Representatives mentioned in sub-Clause 15.1.1 [*]

15.3.3	The Buyer shall [*]

15.3.4	The Buyer shall assist the Seller to obtain from the civil authorities of the Buyer’s country those documents which are necessary to permit the Seller’s Representatives to live and work in the Buyer’s country. Failure of the Seller to obtain the necessary documents shall relieve the Seller of any obligation to the Buyer under the provisions of sub-Clauses 15.1.1 and 15.1.2.

15.3.5	The Buyer shall [*]

The Buyer shall not be responsible for the salaries and other benefits of Seller’s representatives. Seller’s representatives shall not be considered as employees of the Buyer.

15.4	Withdrawal of Seller’s Representatives

The Seller shall have the right to withdraw its assigned personnel as it sees fit if conditions arise which are in the Seller’s opinion dangerous to their safety or health or prevent them from fulfilling their contractual tasks.

15.5	Seller’s Representatives’ Status

In providing the above technical services, the Seller’s employees and other Representatives are deemed to be acting in an advisory capacity only and at no time shall they be deemed to act as Buyer’s employees or agents either directly or indirectly.

15-3/4

15.6	Indemnity

THE BUYER SHALL BE SOLELY LIABLE FOR, AND SHALL INDEMNIFY AND HOLD HARMLESS THE SELLER, ITS OFFICERS, AGENTS, SUBCONTRACTORS AND EMPLOYEES FROM AND AGAINST ALL LIABILITIES, DAMAGES, LOSSES, COSTS AND EXPENSES (INCLUDING ALL REASONABLE ATTORNEYS’ FEES AND COSTS, DAMAGES OR FEES NECESSARY FOR THE ESTABLISHMENT OF A RIGHT TO INDEMNIFICATION IF SUCH RIGHT IS SUCCESSFULLY ESTABLISHED) FOR ALL INJURIES TO AND DEATH OF PERSONS EXCEPTING INJURIES TO AND DEATH OF THE SELLER’S REPRESENTATIVES PROVIDING THE SERVICES UNDER THIS CLAUSE 15, AND FOR LOSS OF OR DAMAGE TO PROPERTY HOWSOEVER ARISING OUT OF OR IN CONNECTION WITH PERFORMANCE OF THE SERVICES UNDER THIS CLAUSE 15, [*]

THE SELLER HEREBY INDEMNIFIES AND HOLDS HARMLESS THE BUYER, ITS OFFICERS, AGENTS, SUBCONTRACTORS AND EMPLOYEES FROM AND AGAINST ALL LIABILITIES, DAMAGES, LOSSES, COSTS AND EXPENSES (INCLUDING ALL REASONABLE ATTORNEYS’ FEES AND COSTS, DAMAGES OR FEES NECESSARY FOR THE ESTABLISHMENT OF A RIGHT TO INDEMNIFICATION IF SUCH RIGHT IS SUCCESSFULLY ESTABLISHED) FOR INJURIES TO OR DEATH OF SELLER’S SAID REPRESENTATIVES DURING THE PERFORMANCE OF SERVICES UNDER THIS CLAUSE 15, [*]

FOR THE PURPOSE OF THIS SUB-CLAUSE 15.6, SELLER’S REPRESENTATIVES SHALL BE DEEMED TO INCLUDE THE REPRESENTATIVES REFERRED TO IN SUB-CLAUSE 15.1.1, 15.1.2 AND 15.2 ABOVE.

15-4/4

C O N T E N T S

CLAUSE	TITLE

16 -	TRAINING AND TRAINING AIDS

16.1	General

16.2	Logistics

16.3	Training Courses Execution

16.4	Training Aids and Materials

16.5	Training Engineering Support

16.6	Indemnities and Insurance

Appendix “A” Recommended Pilot Qualification in Relation to Training Requirements

Appendix “B” List of A319 and A320 Maintenance Courses

Appendix “C” List of A319 and A320 Operations/Performance Courses

16-1/14

16.	TRAINING AND TRAINING AIDS

16.1.	General

16.1.1.	Training Organization

The Seller shall supply training and training aids for the Buyer’s personnel in accordance with the provisions set forth in this Clause 16.

Such training and training aids shall be provided by the Seller at its training center in BLAGNAC, FRANCE, or by Airbus Service Company (ASCO), a US affiliate of the Seller having its training center in MIAMI, FLORIDA, USA. For the purposes of this Clause 16, the term Seller shall include ASCO.

In as much as possible and subject to availability, the Training location shall be MIAMI, FLORIDA, USA. The Seller shall also make available its training center in BLAGNAC, FRANCE.

Certain training may also be provided by the Seller at one of the Buyer’s bases, if and when practicable for the Seller, under terms and conditions to be mutually agreed upon. In this event, all additional charges listed in sub-Clause 16.2.1.2 shall be borne by the Buyer.

Training courses provided for the Buyer shall be the Seller’s standard courses. The Seller shall be responsible for all training course syllabi, training aids and training equipment necessary for the organization of the training courses.

The Seller will comply with the Buyer’s Aviation Authority requirements with regard to approval the Seller’s courses by Buyer’s Aviation Authority.

The training curricula and the training equipment may not be fully customized. However, academic curricula may be modified to include the most significant of the Buyer’s Aircraft Specification (to the exclusion of Buyer Furnished Equipment (BFE)) as known at the latest six (6) months prior to the date of the first training course planned for the Buyer. The equipment used for flight and maintenance personnel shall not be fully customized; however, this equipment shall be configured in order to obtain the relevant approval and to support the Seller’s teaching programs.

In fulfillment of its obligation to provide training courses, the Seller shall deliver to the trainees a certificate of completion at the end of any such training course. The Seller’s certificate does not represent authority or qualification by any official Civil Aviation Authorities but may be presented to such officials in order to obtain relevant formal qualification.

Training courses provided for the Buyer’s personnel shall be scheduled according to plans mutually agreed upon during a Training Conferences.

The contractual training courses shall be provided up [*] In the event that the Buyer should use none or only part of the training or training aids to be provided pursuant to this Clause, no compensation or credit of any sort shall be allowed to the Buyer.

16-2/14

16.1.2.	Prerequisites

The Buyer warrants that trainees have the prerequisite jet transport category experience as defined in Appendix “A” to this Clause 16 and are able to fully understand, write and speak English in order to attend the Seller’s courses.

It is clearly understood that said training courses are “Transition Training Courses” and not “Initial Training Courses”.

Furthermore, the Buyer shall be responsible for the selection of the trainees and for any liability with respect to the entry knowledge level of the trainees.

The Buyer shall provide the Seller with an attendance list of the trainees for each course with the validated qualification of each trainee. The Seller reserves the right to check the trainees’ proficiency and previous professional experience. The Seller shall in no case warrant or otherwise be held liable for the trainee’s performance as a result of any training services thus provided.

Upon the Buyer’s request, the Seller may be consulted to orientate the above mentioned trainee(s) through a relevant entry level training program, which shall be at the Buyer’s costs, and, if necessary, to coordinate with competent outside organizations for this purpose. Such consultation should be held during the Training Conference.

In the event the Seller should determine that a trainee lacks such entry level, such trainee shall, following consultation with the Buyer, be withdrawn from the program and shall then be considered to be at the Buyer’s disposal.

16.2.	Logistics

16.2.1	Trainees

16.2.1.1	The Seller shall provide [*] local transportation by bus for the Buyer’s trainees to and from designated pick up points and the training center. Should the training take place in MIAMI, a rented car shall be provided for each group of [*] maintenance trainees.

The Seller shall provide [*] flight crew [*] or transportation by taxi at the beginning of the fixed base simulator phase of the course specifically used to enable the crew to attend either simulator or flight sessions at any time.

16.2.1.2	However, the Buyer shall indemnify and hold the Seller harmless from and against all liabilities, claims, damages, costs and expenses for any injury to or death of any of the Buyer’s trainees occasioned during the course of such transportation except if injury or death is due to Seller’s gross negligence and willfull misconduct.

16.2.1.3	Living expenses for the Buyer’s trainees are to be borne by the Buyer.

16-3/14

16.2.2	Seller’s Instructors

In the event that, at the Buyer’s request, training is provided by the Seller’s instructors at any location other than the Seller’s training centers, the Buyer shall reimburse the Seller for all the reasonable and necessary expenses related to the assignment of such instructors and their performance of the duties as aforesaid.

16.2.2.1	Living Expenses

Such expenses, covering the entire period from day of secondment to day of return to the Seller’s base, shall include but shall not be limited to lodging, food and local transportation to and from the place of lodging and the training course location. The Buyer shall reimburse the Seller for such expenses on the basis of a per diem rate which shall be fixed during the Training Conferences.

16.2.2.2	Air Travel

Airline reservation(s) shall be guaranteed and confirmed to the Seller’s instructors in business class [*] on the Buyer’s route network. When the use of the Buyer’s route network is not feasible or practical, the Buyer shall reimburse the Seller for business class travel on other airlines.

It is understood that transportation for the Seller’s instructors includes air travel to and from the Seller’s training centers and the place of assignment.

The Buyer shall be solely liable for and hereby indemnify and hold harmless, the Seller for any and all delay in the performance of the training outside of the Seller’s training centers associated with the transportation services described above and/or consequences of such delays.

16.2.3	Training Equipment Availability

Training equipment necessary for course performance at any course location other than Seller’s training centers shall be provided by the Buyer in accordance with the Seller’s specifications.

16-4/14

16.3.	Training Courses Execution

16.3.1.	Flight Crew Transition Course

The Seller shall train in a Flight Crew Transition course program (or a Cross Crew Qualification program when applicable) up to the CAT three level, [*] of the Buyer’s flight crews, each of which shall consist of one Captain (1) and one (1) First Officer, per firmly ordered Aircraft. The training manual shall be the Airbus Industrie Flight Crew Operating Manual.

In addition, the Seller shall provide [*] Flight Crew Instructor Familiarization Training Course for [*] Captains out of the Buyer’s flights crews receiving the Flight Crew Transition Course as referred above per each [*] Aircraft.

Whenever base flight training is required, the Buyer shall use its delivered Aircraft for said base flight training, which shall not exceed [*] per pilot. When such base flight crew training is performed in BLAGNAC, FRANCE, the Seller shall provide [*] line maintenance, including servicing, preflight checks and changing of minor components, subject to conditions agreed in the present agreement).

The Buyer shall provide mutually agreed spare parts as required to support said Aircraft in-flight training and shall provide liability insurance in line with sub-Clause 16.6.

In all cases, the Buyer shall bear all expenses such as fuel, oil and landing fees.

16.3.2.	Flight Crew Line Initial Operating Experience

In order to assist the Buyer with initial operating experience after delivery of the first Aircraft, or at any other time agreed to by the parties, the Seller shall provide the Buyer [*] pilot instructor man-months (number of pilot present at the same time to be mutually agreed). The Buyer shall reimburse the expenses for each such instructor according to sub-Clause 16.2.2. Additional pilot instructors can be provided at the Buyer’s expense and upon conditions to be mutually agreed upon.

16-5/14

16.3.3.	Maintenance Training

16.3.3.1	The available courses are listed in Appendix “B” to this Clause 16.

16.3.3.2	The Seller shall train [*] the Buyer’s ground personnel for a training period equivalent to [*] trainee days of instruction in the courses listed in Appendix “B” to this Clause 16 per each [*] Aircraft. However, the number of Engine Run-up courses shall be limited to [*] for [*] trainees per firmly ordered Aircraft [*]

16.3.3.3	Courses shall only be scheduled for a given minimum number of participants as agreed to at the Training Conference.

Trainee days are counted as follows:

- for instruction at the Seller’s training centers : one (1) day of instruction for one (1) trainee equals one (1) trainee day. The number of trainees at the beginning of the course shall be counted as the number of trainees considered to have taken the course.

- for instruction outside of the Seller’s training centers: [*] day of secondment of [*] Seller instructor equals the actual number of trainees attending the course or a minimum of [*] trainee days.

16.3.4.	Line Maintenance Initial Operating Training

In order to assist the Buyer during the entry into service of the Aircraft, the Seller shall provide to the Buyer [*] maintenance instructor at the Buyer’s base for a period of [*]. This line maintenance training shall cover training in handling and servicing of Aircraft, flight crew / maintenance coordination, use of manuals and any other activities which might be deemed necessary for this training after delivery of the first Aircraft.

The Buyer shall reimburse the expenses for said instructor according to sub-Clause 16.2.2. Additional maintenance instructors can be provided at the Buyer’s expense.

16.3.5	Cabin Attendant Familiarization Course

The Seller shall offer up to [*] utilization of its mock-up for the training by the Buyer of [*] cabin attendants [*] Aircraft.

16-6/14

16.3.6.	Performance / Operations Course

The available courses are listed in Appendix “C” to this Clause 16.

The Seller shall provide [*] trainee days of Performance/Operations training for the Buyer’s personnel. Courses shall only be scheduled for a given minimum number of participants as agreed upon at the Training Conference.

16.3.7.	Vendors and Engine Manufacturer Training

The Seller shall ensure that major Vendors and the applicable Propulsion Systems Manufacturer provide maintenance and overhaul training on their products at appropriate times.

A list of the Vendors concerned may be supplied to the Buyer upon request.

16-7/14

16.4.	Training Aids and Materials

16.4.1.	Training Aids for Trainees at the Training Centers

Paper documentation for trainees receiving the instruction referred to above in sub-Clause 16.3 at the Seller’s training centers shall be free-of-charge.

Training aids shall be “FOR TRAINING ONLY” and as such are supplied for the sole and express purpose of training.

16.4.2.	Training Aids and Materials for Buyer’s Training Organization

The Seller shall provide [*] of the Seller’s VACBI courseware related to each Aircraft type as covered by this Agreement, including the relating utilization rights. The courseware shall be the Seller VACBI courseware as used by the Seller in its official training centers.

The Seller will also provide the hardware for [*] stand alone working stations.

The Seller shall train [*] Buyer’s instructors (already trained on the Aircraft type) at the Seller’s facility, in order to allow such instructors to be able to train the Buyer’s personnel.

The items delivered to the Buyer under the terms of this sub-Clause 16.4.2 shall be for the training of the Buyer’s personnel only.

Supply of sets of additional courseware supports, as well as any extension to the right of utilization of such courseware, shall be subject to terms and conditions to be mutually agreed. VACBI supply general conditions shall apply and shall be detailed during the Training Conference.

The Buyer shall agree not to disclose the content of the courseware or any information or documentation provided by the Seller in relation to training in whole or in part, to any third party without prior written consent of the Seller.

16.5.	[*]

16-8/14

16.6.	Indemnities and Insurance

16.6.1.	Indemnity and Insurance Relating to Ground Training

16.6.1.1	THE SELLER SHALL BE SOLELY LIABLE AND SHALL INDEMNIFY AND HOLD HARMLESS THE BUYER, ITS DIRECTORS, AGENTS AND EMPLOYEES FROM AND AGAINST ALL LIABILITIES, DAMAGES, COSTS AND EXPENSES (INCLUDING ALL REASONABLE ATTORNEYS’ FEES AND COSTS, DAMAGES OR FEES NECESSARY FOR THE ESTABLISHMENT OF A RIGHT TO INDEMNIFICATION IF SUCH RIGHT IS SUCCESSFULLY ESTABLISHED) FOR LOSSES OR DAMAGES TO THE SELLER’S PROPERTY AND/OR FOR INJURY TO OR DEATH OF SELLER’S DIRECTORS, AGENTS OR EMPLOYEES AND/OR FOR ANY DAMAGES CAUSED BY THE SELLER TO THIRD PARTIES CAUSED BY OR BY ANY WAY CONNECTED WITH THE PERFORMANCE OF THE GROUND TRAINING SERVICES SUBJECT TO THIS AGREEMENT, [*] THE BUYER SHALL BE SOLELY LIABLE AND SHALL INDEMNIFY AND HOLD HARMLESS THE SELLER, ITS DIRECTORS, AGENTS AND EMPLOYEES FROM AND AGAINST ALL LIABILITIES, DAMAGES, COSTS AND EXPENSES (INCLUDING ALL REASONABLE ATTORNEYS’ FEES AND COSTS, DAMAGES OR FEES NECESSARY FOR THE ESTABLISHMENT OF A RIGHT TO INDEMNIFICATION IF SUCH RIGHT IS SUCCESSFULLY ESTABLISHED) FOR LOSSES OR DAMAGES TO THE BUYER’S PROPERTY AND/OR FOR INJURY TO OR DEATH OF BUYER’S DIRECTORS, AGENTS OR EMPLOYEES, AND/OR FOR ANY DAMAGES CAUSED BY THE BUYER TO THIRD PARTIES, CAUSED BY OR BY ANY WAY CONNECTED WITH THE PERFORMANCE OF THE GROUND TRAINING SERVICES SUBJECT OF THIS AGREEMENT, [*]

16.6.1.2.	For the purposes of this sub-Clause 16.6.1 “ground training services” include but are not limited to all training courses performed in classroom (classical or VACBI CBT courses), full flight simulator sessions, fixed base simulator sessions, field trips, provided under or in connection with the provisions of this Agreement.

16.6.2.	Indemnity and Insurance relating to Training on Aircraft

16.6.2.1.	THE BUYER SHALL BE SOLELY LIABLE FOR, AND SHALL INDEMNIFY AND HOLD HARMLESS THE SELLER AND ITS INSURERS, FROM AND AGAINST ALL LIABILITIES, CLAIMS, DAMAGES, COSTS AND EXPENSES (INCLUDING COURT COSTS AND REASONABLE ATTORNEY FEES) INCIDENT THERETO OR INCIDENT TO SUCCESSFULLY ESTABLISHING THE RIGHT TO INDEMNIFICATION, FOR INJURY TO OR DEATH OF ANY PERSON (INCLUDING ANY OF THE BUYER’S OFFICERS, AGENTS AND EMPLOYEES UTILIZING SUCH TRAINING SERVICES BUT NOT OFFICERS, EMPLOYEES OR AGENTS OF THE SELLER), AND/OR FOR LOSSES OF OR DAMAGES TO ANY PROPERTY, AND/OR FOR LOSS OF USE THEREOF ARISING (INCLUDING THE AIRCRAFT ON WHICH THE TRAINING SERVICES SHALL BE PERFORMED), CAUSED BY OR BY ANY WAY CONNECTED WITH THE PERFORMANCE OF ANY TRAINING SERVICES DEFINED IN THIS AGREEMENT [*].

THE FOREGOING INDEMNITY SHALL NOT APPLY TO LEGAL LIABILITY TO ANY PERSON OTHER THAN THE BUYER, ITS DIRECTORS, OFFICERS, AGENTS OR EMPLOYEES ARISING OUT OF AN ACCIDENT CAUSED SOLELY BY A PRODUCT DEFECT IN THE AIRCRAFT DELIVERED TO AND ACCEPTED BY THE BUYER HEREUNDER.

16-9/14

16.6.2.2.	For the purposes of this sub-Clause 16.6.2. “training services” include but are not limited to all training courses, base flight training, line training, line assistance, flight, ferry flight, maintenance support, maintenance training (including On the Job Training and Hot Run-Up) or training support performed on aircraft, provided under or in connection with the provisions of this Agreement.

16.6.2.3.	For all training period on the Buyer’s Aircraft, the Buyer shall cause the Seller to be named as additional insured under the Buyer’s passenger, third party, and cargo legal liability insurance policies to the extent of the Buyer’s undertaking set forth in sub-Clause 16.6.2.1. With respect to the Buyer’s hull all risks and hull war risks insurances, the Buyer shall cause the underwriters of the Buyer’s hull insurance policies to waive all rights of subrogation against the Seller and its insurers to the extent of the Buyer’s undertaking set forth in sub-Clause 16.6.2.1.

Any applicable deductible shall be borne by the Buyer.

With respect to the above policies, the Buyer shall furnish to the Seller, not less than seven (7) working days prior to the start of any such training period, certificates of insurance, in English language, evidencing the limits of liability cover and period of insurance in a form reasonably acceptable to the Seller in accordance with the industry standards from the Buyer’s insurance brokers certifying that such policies have been endorsed as follows:

(I)	That each of the Seller, its subsidiaries, the associated contractors, and sub-contractors and the assignees of each of the foregoing in each case as notified by the Seller to the Buyer and their respective officers, employees and agents have been named as an additional insured under all liability policies to the extent of the Buyer’s undertaking set forth in sub-Clause 16.6.2.1 and in this sub-Clause 16.6.2.3.

(II)	The Buyer’s policies shall be primary and non-contributory to any insurance maintained by the Seller.

(III)	Such insurance shall not become ineffective, cancelled, or coverage decreased or materially changed except on thirty (30) days’ prior written notice (or lesser period in case of war risk coverage) thereof to the Seller; and

(IV)	Under any such cover, all rights of subrogation against the Seller, its subsidiaries, each of the associated contractors and subcontractors, the assignees of each of the foregoing and their representative officers, employees and agents, have been waived to the extent of the Buyer’s undertaking and specifically referring to sub-Clause 16.6.2.1 and to this sub-Clause 16.6.2.3.

16.6.3.	For the purposes of this sub-Clause 16.6, “the Seller and its subsidiaries” includes the Seller, Airbus Service Company and such other subsidiaries as are notified by the Seller to the Buyer from time to time.

16-10/14

16.6.4.	If any claim is made or suit is brought against either party (or its respective officers, employees or agents) for damages pursuant to the sub-Clauses 16, the responsibility for which has been assumed by the other party pursuant to sub-Clause 16.6.1 or 16.6.2, the party against which a claim is so made or suit is so brought shall promptly give notice to the other party, and the party shall (unless otherwise requested by the former party against which a claim is so made or suit is so brought, in which case the other party nevertheless shall have the right to) assume and conduct the defence thereof, or effect any settlement which it, in its opinion, deems reasonable proper and does not prejudice the other party.

16-11/14

CLAUSE 16 - APPENDIX “A”

RECOMMENDED PILOT QUALIFICATION

IN RELATION TO TRAINING REQUIREMENTS

(transition courses)

The prerequisites listed below are the minimum requirements specified for Airbus training. If the appropriate regulatory agency or the specific airline policy of the trainee demand greater or additional requirements, they shall apply as prerequisites.

- FIRST OFFICER prerequisites

•	Fluency in English

•	500 hours minimum flying experience as pilot

•	300 hours experience on FAR/JAR 25 Transport Category aircraft

•	200 hours flying experience as airline pilot or a corporate pilot or military pilot

-CAPTAIN prerequisites

•	Fluency in English

•	1500 hours minimum flying experience as pilot

•	1000 hours experience on FAR/JAR 25 Transport Category aircraft

•	200 hours experience as airline or corporate pilot

For both FIRST OFFICER and CAPTAIN, if one or several of the above criteria are not met, the trainee must follow:

•	an adapted course (example : if not fluent in English, an adapted course with a translator)

•	or an ELT (Entry Level Training) program before entering the regular or the adapted course.

16-12/14

CLAUSE 16 - APPENDIX “B”

LIST OF A320 MAINTENANCE COURSES

Nota: List of A319 Maintenance Courses will be provided [*].

EM01	GENERAL FAMILIARIZATION

EM02	RAMP SERVICING

EM35	LINE MECHANICS

EM42	BASE MECHANICS / ELECTRICS / AVIONICS, LEVEL 3

EM45	BASE MECHANICS / ELECTRICS

EM52	BASE ELECTRICS / AVIONICS, LEVEL 3

EM07	ENGINE RUN-UP

EM09	MECHANICAL CONTROL RIGGING

EM10	CABIN INTERIOR / EMERGENCY EQUIPMENT

EM11	STRUCTURE REPAIR TECHNIQUE

EM12	ON-THE-JOB PRACTICAL TRAINING (If feasible)

EM13	MAINTENANCE LINE TRAINING

EM16	NON-DESTRUCTIVE TESTING

EM17	COMPOSITE STRUCTURE REPAIR

XM15	BASIC DIGITAL AND MICROPROCESSOR

EM 20	AIDS MAINTENANCE

EM 21	STRUCTURAL REPAIR FOR ENGINEERS

EM 23	MATERIAL AND PROCESS FOR ENGINEERS

Note:	This list of courses is provided for information only and may be modified by the Training Organization.

16-13/14

CLAUSE 16 - APPENDIX “C”

LIST OF A320 OPERATIONS/PERFORMANCE COURSES

Nota: List of A319 Maintenance Courses will be provided [*].

EG01	MANAGEMENT SURVEY COURSE

EG02	PERFORMANCE ENGINEER COURSE

EG03	DISPATCHER COURSE

EG38	DISPATCHER TRANSITION AND ETOPS QUALIFICATION COURSE

EG04	CARGO LOADING / HANDLING

EG06	WEIGHT AND BALANCE COURSE

EG07	LOAD MASTER TRANSITION COURSE

EG67	BALANCE CHART DESIGN AND LOAD MASTER TRANSITION COURSE

EG68	ETOPS QUALIFICATION DISPATCHER COURSE

Note:	This list of courses is provided for information only and may be modified by the Training Organization.

16-14/14

C O N T E N T S

CLAUSE	TITLE

17 -	VENDOR PRODUCT SUPPORT

17.1	Vendor Product Support Agreements

17.2	Vendor Compliance

A320 Family - TAI - 03/1998

17-1/2

17 -	VENDOR PRODUCT SUPPORT

17.1	Vendor Product Support Agreements

17.1.1	The Seller has obtained product support agreements transferable to the Buyer from Vendors of Seller Furnished Equipment listed in the Specification. Such agreements shall be transferred to the Buyer at time of delivery of each Aircraft.

17.1.2	These agreements are based on the “World Airlines Suppliers Guide” and include Vendor commitments as contained in the “Vendor Product Support Agreements” which include the following provisions:

17.1.2.1	Technical data and manuals required to operate, maintain, service and overhaul the Vendor items. Such technical data and manuals shall be prepared in accordance with the applicable provisions of ATA Specification 100 and 101 in accordance with Clause 14 including revision service and be published in the English language. The Seller shall recommend that software data, supplied in the form of an Appendix to the Component Maintenance Manual, be provided in compliance with ATA Specification 102 up to level 3 to protect Vendor’s proprietary interest.

17.1.2.2	Warranties and guarantees including standard warranties. In addition, landing gear Vendor shall provide Service Life Policies for landing gear structure.

17.1.2.3	Training to ensure efficient operation, maintenance and overhaul of the Vendor’s items for the Buyer’s instructors, shop and line service personnel.

17.1.2.4	Spares data in compliance with ATA 200/2000 Specification, Initial Provisioning Recommendations, spare parts and logistic service including routine and emergency deliveries.

17.1.2.5	Technical service to assist the Buyer with maintenance, overhaul, repair, operation and inspection of Vendor items as well as required tooling and Spares provisioning.

17.2	Vendor Compliance

The Seller shall monitor Vendor compliance with support commitments defined in the “Vendor Product Support Agreements” and shall take remedial action together with the Buyer if necessary.

A320 Family - TAI - 03/1998

17-2/2

C O N T E N T S

CLAUSE	TITLE

18 -	BUYER FURNISHED EQUIPMENT AND DATA

18.1	Administration

18.2	Aviation Authorities’ Requirements

18.3	Buyer’s Obligation and Seller’s Remedies

18.4	Title and Risk of Loss

18-1/4

18 -	BUYER FURNISHED EQUIPMENT AND DATA

18.1	Administration

18.1.1	[*], the Seller shall provide for the installation of those items of equipment which are identified in the Specification as being furnished by the Buyer (“Buyer Furnished Equipment” or “BFE”).

The Seller shall advise the Buyer of the dates by which, in the planned release of engineering for the Aircraft, the Seller requires a written detailed engineering definition including the description of the dimensions and weight of BFE, the information related to its certification and information necessary for the installation and operation thereof. The Buyer shall furnish such detailed description and information by the dates so specified. Such information, dimensions and weights shall not thereafter be revised unless authorized by a SCN.

The Seller shall also furnish in due time to the Buyer a schedule of dates and indication of shipping addresses for delivery of Buyer Furnished Equipment and, where requested by the Seller, additional Spare Buyer Furnished Equipment to the Seller to permit installation in the Aircraft and delivery of the Aircraft in accordance with the delivery schedule and the Buyer shall provide such equipment, when requested by the Seller by such dates.

The Buyer shall also provide, when requested by the Seller, at AEROSPATIALE Works in TOULOUSE (FRANCE) and / or at DAIMLER-BENZ AEROSPACE AIRBUS GmbH, Division Hamburger Flugzeugbau Works in HAMBURG (FEDERAL REPUBLIC OF GERMANY) adequate field service including support from BFE suppliers to act in a technical advisory capacity to the Seller in the installation, calibration of any BFE.

18.1.2	The Seller shall be entitled to refuse any item of BFE which it reasonably considers incompatible with the Specification. The Seller shall advise the Buyer of the reasons for such refusal.

18.1.3	The BFE shall be imported into FRANCE or into the FEDERAL REPUBLIC OF GERMANY by the Buyer under a suspensive customs system (“Régime de l’entrepôt industriel pour fabrication coordonnée” or “Zollverschluss”) without application of any French or German tax or customs duty, and shall be Delivered Duty Unpaid (DDU) according to the Incoterms definition.

Shipping Addresses :

AEROSPATIALE, Société Nationale Industrielle

316 Route de Bayonne

31300 TOULOUSE

F R A N C E

18-2/4

or :

DAIMLER-BENZ AEROSPACE AIRBUS GmbH

Division Hamburger Flugzeugbau

Kreetslag 10

21129 HAMBURG

FEDERAL REPUBLIC OF GERMANY

as provided for in sub-Clause 18.1.

18.1.4	[*]

18.2	Aviation Authorities’ Requirements

The Buyer warrants that Buyer Furnished Equipment shall meet the requirements of the applicable Specification, shall comply with applicable DGAC/LBA Regulations, and be approved by the DGAC/LBA or/and the Buyer’s Airworthiness Authorities for installation and use on the Aircraft at the time of delivery of such Aircraft. The Buyer shall, at its expense, be responsible for adjusting and calibrating Buyer Furnished Equipment to the extent necessary to obtain the DGAC/LBA and the Buyer’s Airworthiness Authorities approvals. The Seller will assist the Buyer to obtain the approval from the DGAC/LBA, if necessary.

18-3/4

18.3	Buyer’s Obligation and Seller’s Remedies

18.3.1	Any delay or failure in complying with the foregoing warranty or in providing the descriptive information or service representatives mentioned in sub-Clause 18.1 hereof or in furnishing the Buyer Furnished Equipment or in obtaining any required approval for such equipment under the DGAC/LBA or any other Buyer’s Airworthiness Authorities Regulations shall, to the extent that such delay or failure in turn delays the performance of any act to be performed by the Seller, cause the Final Price of the Aircraft to be increased by the amount of the Seller’s documented additional costs, if any, directly attributable to such delay or failure including without limitation storage, taxes, insurance and reasonable costs of out-of sequence installation.

18.3.2	[*]

18.4	Title and Risk of Loss

Title to and risk of loss of any BFE shall at all times remain with the Buyer, except that risk of loss (excluding however loss of use) shall be with the Seller for as long as such BFE will be under the care, custody and control of the Seller.

18-4/4

C O N T E N T S

CLAUSE	TITLE

19 -	DATA RETRIEVAL

19-1/2

19 -	DATA RETRIEVAL

The Buyer shall provide the Seller, as the Seller may reasonably request, with all the necessary data pertaining to the operation of the Aircraft for an efficient and coordinated survey of all reliability, maintainability, operational and cost data with a view to improving the safety, availability and operational costs of the Aircraft.

19-2/2

C O N T E N T S

CLAUSE	TITLE

20 -	TERMINATION

20.1	Termination for Insolvency

20.2	Termination for Non-Payment of Predelivery Payments

20.3	Termination for Failure to Take Delivery

20.4	General

20-1/3

20 -	TERMINATION

20.1	Termination for Insolvency

In the event that either the Seller or the Buyer (including for the purpose of such Clause the Buyer’s indemnifying party or credit support provider, if any):

(a)	makes a general assignment for the benefit of creditors or becomes insolvent;

(b)	files a voluntary petition in bankruptcy;

(c)	petitions for or acquiesces in the appointment of any receiver, trustee or similar officer to liquidate or conserve its business or any substantial part of its assets;

(d)	commences under the laws of any competent jurisdiction any proceeding involving its insolvency, bankruptcy, reorganisation, readjustment of debt, dissolution, liquidation or any other similar proceeding for the relief of financially distressed debtors;

(e)	becomes the object of any proceeding or action of the type described in (c) or (d) above and such proceeding or action remains undismissed or unstayed for a period of [*] days; or

(f)	is divested of a substantial part of its assets for a period of [*] days,

then the other party may, to the full extent permitted by law, by written notice, terminate all or part of this Agreement.

20.2	Termination for Non-Payment of Predelivery Payments

If for any Aircraft the Buyer fails to make any predelivery payments [*] due date of payment, in the manner and in the amount specified in sub-Clause 5.2.1 the Buyer and the Seller shall meet to review the situation and in good faith attempt to resolve the issue. Should no resolution be reached and such payment not be forthcoming, the Seller may, upon written notice given [*] the due date, terminate all or part of this Agreement with respect to undelivered Aircraft on [*] the [*] and (ii) [*]

20-2/3

20.3	Termination for Failure to Take Delivery

If the Buyer fails to comply with its obligations as set forth under Clause 8.3 and/or Clause 9.4, or fails to pay the Final Price of the Aircraft when required to do so, the Seller shall have the right to put the Buyer on notice to do so [*]

If the Buyer has not cured such default within such period, the Seller may, by written notice, terminate all or part of this Agreement with respect to undelivered Aircraft.

All costs referred to in sub-Clause 9.4.1 and relating to the period between the delivery date and the date of termination of all or part of this Agreement shall be borne by the Buyer.

20.4	General

20.4.1	To the full extent permitted by law, the termination of all or part of this Agreement, pursuant to sub-Clauses 20.1, 20.2 and 20.3 shall become effective immediately upon receipt by the relevant party of the written notice of termination sent by the other party without it being necessary for either party to take any further action or to seek any consent from the other party or any court having jurisdiction.

20.4.2	The right for either party under sub-Clause 20.1 and for the Seller under sub-Clauses 20.2 and 20.3 to terminate all or part of this Agreement shall be without prejudice to any other rights and remedies available to such party to seek termination of all or part of this Agreement before any court having jurisdiction pursuant to any failure by the other party to perform its obligations under this Agreement.

20.4.3	If the party taking the initiative of terminating this Agreement decides to terminate part of it only, the notice sent to the other party shall specify the number of Aircraft, services, data and other items undelivered or unfurnished on the date of such termination for which such partial termination shall be effective.

20.4.4	In the event of termination of this Agreement following a default from the Buyer, including but not limited to a default under sub-Clauses 20.1, 20.2 and 20.3, the Seller, without prejudice to any other rights and remedies available under this Agreement or by law, shall be entitled to [*]

20-3/3

C O N T E N T S

CLAUSE	TITLE

21 -	ASSIGNMENT

21.1	Assignment

21.2	Transfer Prior to Delivery

21.3	Post-delivery Sale or Lease of Aircraft

21.4	Transfer to Facilitate financing

21.5	Exculpatory or Indemnity Clause in Post-delivery Sale or Lease

21.6	Common conditions to assignment

21.7	Buyer’s rights

21-1/4

21 -	ASSIGNMENT

21.1	Assignment

This Agreement is personal as to the parties hereto and, except as specified in Sub-Clause 21.2, shall not be assigned by either party hereto without the express written consent of the other party hereto. Any assignment made without such consent shall be of no effect whatsoever as between the parties hereto.

21.2	Transfer Prior to Delivery

Prior to delivery the Buyer shall not resell, lease or transfer the Aircraft or contract to do so, except in a case of contract having an effect after Aircraft delivery (in which such case the provisions of Sub-Clause 21.3 shall apply), without the Seller’s written consent such consent not unreasonably withheld. [*], provided, that the Buyer shall remain responsible hereunder for any obligations with respect to such Aircraft in accordance with Sub-Clause 21.6 of this Agreement and any guarantee or other security provided to the Seller hereunder shall remain in place. No action taken by the Buyer or the Seller under this sub-Clause 21.2 shall require the Seller to divest itself of title to or possession of such Aircraft until delivery and payment therefore as provided in this Agreement. All reasonable expenses (including but not limited to all legal expenses) in connection with such sale, lease or transfer will be borne by the Buyer.

21.3	Post-delivery Sale or Lease of Aircraft

In the event that the Buyer at any time following delivery of any Aircraft sells or leases such Aircraft (including any sale for financing purposes), all of Buyer’s rights with respect to such Aircraft under this Agreement shall inure to the benefit of the purchaser or lessee of such Aircraft effective upon the Seller’s receipt of such purchaser’s express written agreement, in a form reasonably satisfactory to the Seller, to be bound by and comply with all applicable terms, conditions and limitations of this Agreement.

21-2/4

In particular:

(a)	This Agreement or any part thereof shall not be assigned, sold or transferred by the Buyer in favour of a party to whom the Seller is prohibited by law or any governmental regulation of any of the French Republic, the Federal Republic of Germany, Spain, the United Kingdom or the United States of America from selling the Aircraft or from carrying out its obligations hereunder.

(b)	The Agreement or any part thereof shall not be assigned, sold or transferred by the Buyer if such transfer would result in the Seller being subject to any greater liabilities, costs or expenses (including fees of professional advisers) than that to which it would have been subject if no such assignment were entered into.
(c)	The Seller also reserves the right to refuse its consent, at its own discretion therefor, to an assignment, novation, delegation, sale or transfer to an Aircraft manufacturer or its affiliates.

(d)	The Seller reserves the right within [*] of receipt of Buyer’s request to reasonably refuse its consent to an assignment, movation, delegation, sale or transfer of this Agreement to an operating lessor.

21.4	[*]

21-3/4

21.5	[*]

21.6	Common conditions to assignment

Any assignment under this Clause 21 shall be subject to all of the following conditions:

(1)	That the assignee agrees, in a form satisfactory to the Seller, to be bound by all relevant terms, conditions and limitations of this Agreement, and

(2)	That the assignor shall nonetheless remain liable to Seller in respect of all the rights and obligations under this Agreement and shall guarantee the performance by the assignee of all duties and obligations related with the assigned rights as well as with the assignment itself including but not limited to conditions under this sub-Clause 21.6, provided however, that in the case of an assignment of rights in respect of the warranties provided herein arising in connection with the sale of an Aircraft, Buyer shall be relieved of all such liability provided that the purchaser of such aircraft shall have agreed in writing to perform all obligations of the Buyer in respect of such warranties such writing to be in a form satisfactory to Seller, to be reviewed by Seller within [*] of receipt thereof, and

(3)	That the assignor shall indemnify and hold harmless the Seller against any increased risks, liabilities, costs and expenses resulting from the assignment.

21-4/4

C O N T E N T S

CLAUSE	TITLE

22 -	MISCELLANEOUS PROVISIONS

22.1	Notices

22.2	Waiver

22.3	Interpretation and Law

22.4	Alteration to Contract

22.5	Language

22.6	Confidentiality

22.7	General

22 - 1/4

22 -	MISCELLANEOUS PROVISIONS

22.1	Notices

All notices and requests required or authorized hereunder shall be given in writing either by personal delivery to an authorized representative of the party to whom the same is given or by registered mail (return receipt requested) or by telegraph or cable and the date upon which any such notice or request is so personally delivered or if such notice or request is given by registered mail, telegraph or cable, the date upon which it is received by the addressee shall be deemed to be the effective date of such notice or request.

Seller’s address for notices is:

AIRBUS INDUSTRIE

Attention to V.P. Contracts

1 Rond-Point Maurice Bellonte

31707 BLAGNAC CEDEX

FRANCE

Buyer’s address for notice is :

ATLANTIC AIRCRAFT HOLDING LIMITED

Attention to Managing Director

Bolam House

King and George Streets

N A S S A U

B A H A M A S

or such other address or such other person as the party receiving the notice or request may reasonably designate from time to time.

22 - 2/4

22.2	Waiver

The failure of either party to enforce at any time any of the provisions of this Agreement, or to exercise any option herein provided, or to require at any time performance by the other party of any of the provisions hereof, shall in no way be construed to be a present or future waiver of such provisions nor in any way to affect the validity of this Agreement or any part thereof or the right of the other party thereafter to enforce each and every such provision. The express waiver (whether one (1) or several times) by either party of any provision, condition or requirement of this Agreement shall not constitute a waiver of any future obligation to comply with such provision, condition or requirement.

22.3	Interpretation and Law

This Agreement shall be governed by and construed and performance thereof shall be determined in accordance with the laws of France.

In the event of a dispute arising from the interpretation performance or breach of this Agreement, said dispute shall fall within the exclusive jurisdiction of the French Courts and only the laws of France shall be applicable.

In the event that any provision of this Agreement should for any reason be held ineffective, the remainder of this Agreement shall remain in full force and effect.

Clause and sub-Clause headings used in this Agreement are for convenient reference only and shall not affect the Agreement’s interpretation.

22.4	Alterations to Contract

This Agreement contains the entire agreement between the parties and supersedes any previous understandings, commitments or representations whatsoever oral or written. This Agreement shall not be varied except by an instrument in writing of date even herewith or subsequent hereto executed by both parties or by their duly authorized representatives.

22.5	Language

All correspondence, documents and any other written matters in connection with this Agreement shall be in English.

This Agreement has been executed in two (2) original copies which are in English.

22 - 3/4

22.6	Confidentiality

This Agreement including any Exhibits, or other documents related hereto shall be treated by both parties as confidential and shall not be released in whole or in part to any third party except as may be required by law, or to professional advisors for the purpose of implementation hereof. In particular, each party agrees not to make any press release concerning the whole or any part of the contents and/or subject matter hereof or of any future addendum hereto without the prior consent of the other party hereto which consent shall not be unreasonably withheld or delayed.

IN WITNESS WHEREOF this Agreement was entered into the day and year first above written.

For and on behalf of ATLANTIC AIRCRAFT HOLDING LIMITED By: /s/ Federico Bloch Its: Attorney-in-Fact Date: March, 1998 Witness:	For and on behalf of AIRBUS INDUSTRIE By: /s/ Jean Pierson Its: Managing Director Date: March, 1998 Witness:

By:	/s/ Roberto Kriete	By:	/s/ Rafael Alonso

Its:	Attorney-in-Fact	Its:	Vice-President Sales
Latin America and Caribbean

22 - 4/4

EXHIBIT “A”

The A319-100 and A320-200 Standard Specification are contained in a separate folder.

*	[Eleven pages have been omitted in accordance with a request for confidential treatment.]

Exh. A

EXHIBIT “B”

S.C.N. FORM

Exh. B

SPECIFICATION CHANGE NOTICE (SCN)	For SCN Number Issue Dated Page

Title:

Description

        Effect on weight

                    Manufacturer’s Weight Empty Change:

                    Operational Weight Empty Change….:

                    Allowable Payload Change………….:

Specification changed by this SCN

This SCN requires prior or concurrent acceptance of the following SCN (s) :

Price per aircraft

US DOLLARS :

AT DELIVERY CONDITIONS :

This change will be effective on	AIRCRAFT N°	and subsequent.

Provided approval is received by

Buyer approval	Seller approval

By :	By :

SPECIFICATION CHANGE NOTICE (SCN)	For SCN Number Issue Dated Page

Specification repercussion :

After contractual agreement with respect to weight, performance, delivery, etc, the indicated part of the specification wording will read as follows :

SPECIFICATION CHANGE NOTICE (SCN)	For SCN Number Issue Dated Page

Scope of change (FOR INFORMATION ONLY)

EXHIBIT “C”

SERVICE LIFE POLICY

ITEMS OF PRIMARY STRUCTURE

Exh. C-1/4

SELLER SERVICE LIFE POLICY

1.	The Items covered by the Service Life Policy pursuant to sub-Clause 12.2 are those Seller Items of primary and auxiliary structure described hereunder.

* [Three pages have been omitted in accordance with a request for confidential treatment.]

Exh. C-2/4

EXHIBIT “D”

MANUALS

Exh. D1/9

LIST OF DOCUMENTS

The following identifies the Technical Publications provided in support of the Aircraft. The explanation of the table is as follows:

MANUAL DESIGNATION	Self explanatory.

ABBREVIATED DESIGNATION (Abbr)	Self explanatory.

FORM

AC	APERTURE CARD. Refers to 35mm film contained on punched aperture cards.

F	MICROFILM. Refers to 16mm roll film in 3M type cartridges.

MF	MASTER FILM. Refers to thick diazo film suitable for further reproduction.

MP	MASTER PAPER. Refers to manuals in paper with print on one (1) side of the sheet, no folded pages. No punching, highly contrasted, suitable for further reproduction or filming.

P1	PRINTED ONE SIDE. Refers to manuals in paper with print on one (1) side of the sheets only.

P2	PRINTED BOTH SIDES. Refers to manuals with print on both sides of the sheets.

DD	DIGITAL DATA. Data format of deliverables depends on Aircraft model and data, for more details please refer to the document “Digital Deliverable Status”.

CD	Compact Disc

MCF	Micro Fiches

Exh. D2/9

TYPE

C	CUSTOMIZED. Refers to manuals which are applicable to an individual Airbus customer/operator fleet or aircraft.

G	GENERIC. Refers to manuals which are applicable to a whole group of Airbus customers for all aircraft types/models/series.

E	ENVELOPE. Refers to manuals which are applicable to a whole group of Airbus customers for a specific aircraft type/model/series.

P	PRELIMINARY. Refers to preliminary data or manuals which may consist of either:

•	one-time issue not maintained by revision service, or

•	preliminary issues maintained by revision service until final manual or data delivery, or

•	supply of best available data under final format with progressive completion through revision service.

ATA Reference to manuals established with reference to ATA Specification No 100:

The manuals responding to ATA Specification No 100 shall be essentially in accordance with revision 23 for Aircraft Model A319, A320, A321.

QUANTITY (Qty)	Self explanatory.

DELIVERY (Deliv)	Manual delivery refers to scheduled delivery dates and is expressed in either the number of corresponding days prior to first Aircraft delivery, or nil (0) corresponding to the first delivery day.

The number of days indicated shall be rounded up to the next regular revision release date.

Exh. D3/9

MANUAL DESIGNATION	Abbr	Form	Type	ATA	Qty	Deliv

* [Six pages have been omitted in accordance with a request for confidential treatment.]

Exh. D4/9

EXHIBIT “E”

SPARE PARTS PROCUREMENT

Exh. E1/31

SPARE PARTS PROCUREMENT

C O N T E N T S

CLAUSE	TITLE

1	GENERAL

2	INITIAL PROVISIONING

3	CENTRAL STORE

4	DELIVERY

5	PRICE

6	PAYMENT PROCEDURES AND CONDITIONS

7	TITLE

8	PACKAGING

9	DATA RETRIEVAL

10	BUY-BACK

11	WARRANTIES

12	SELLER PARTS LEASING

13	TERMINATION OF THE SPARES PROCUREMENT COMMITMENTS

Exh. E2/31

1.	GENERAL

1.1	This Exhibit covers the terms and conditions for the material support offered by the Seller to the Buyer with respect to material (hereinafter referred to as “Material”) specified within the following categories:

a.	Seller Parts (Seller’s Proprietary Material bearing an official part number of the Seller or Material for which the Seller has the exclusive sales rights) ;

b.	Vendor Parts classified as Rotable Line Replacement Units;

c.	Vendor Parts classified as Expendable Line Maintenance Parts;

d.	Ground Support Equipment (GSE) and Special (To Type) Tools;

e.	Hardware and standard material;

Rotable Line Replacement Units as specified in sub-Clauses 1.1.a and 1.1.b above having less than fifty (50) flight-hours are considered as new.

Material covered under sub-Clause 1.1.e above when being part of Initial Provisioning shall only be supplied as a packaged kit.

In addition, this Exhibit “E” establishes the general terms and conditions under which the Buyer may lease certain Seller Parts as defined in Appendix A to Clause 12 of this Exhibit “E” for the Buyer’s use on its Aircraft in commercial air transport service.

1.2	Scope of Material Support

The Material support to be provided hereunder by the Seller covers all items classified as Material in sub-Clause 1.1 for Initial Provisioning and sub-Clauses 1.1.a thru 1.1.d for replenishment under the conditions detailed in this Exhibit “E”.

1.2.1	Engine, nacelles, quick engine change unit and thrust reverser accessories and parts, including associated parts, are not covered under this Exhibit “E” and shall be subject to direct agreements between the Buyer and the relevant Propulsion Systems Manufacturer. The Seller shall use its reasonable efforts to assist the Buyer in case of any difficulties with availability of Propulsion Systems and associated spare parts.

Exh. E3/31

1.2.2	[*]

1.3	Agreements of the Buyer

1.3.1	The Buyer agrees to purchase from the Seller the Seller Parts required for the Buyer’s own needs during the Term, provided that the provisions of this sub-Clause 1.3 shall not in any way prevent the Buyer from resorting to the Seller Parts stocks of other airlines operating the same Aircraft or from purchasing Seller Parts from said airlines, or from distributors or dealers, provided said Seller Parts have been designed and manufactured by, or obtained from, the Seller.

1.3.2	The Buyer may manufacture or have manufactured for its own use without paying any licence fee to the Seller, or may purchase from any other source whatsoever, parts equivalent to Seller Parts :

1.3.2.1	after expiration of the Term if at such time the Seller Parts are out of stock,

1.3.2.2	at any time, to the extent Seller Parts are needed to effect AOG repairs upon any Aircraft delivered under the Agreement and are not available from the Seller within a lead time shorter than or equal to the time in which the Buyer can provide such Seller Parts, and provided the Buyer shall not sell such Seller Parts,

1.3.2.3	in the event that the Seller fails to fulfil its obligations with respect to any Seller Parts pursuant to sub-Clause 1.2 of this Exhibit “E” within a reasonable time after written notice thereof from the Buyer,

1.3.2.4	in those instances where a Seller Part is identified as “Local Manufacture” in the Illustrated Parts Catalog (IPC).

1.3.3	The rights granted to the Buyer in sub-Clause 1.3.2 of this Exhibit “E” shall not in any way be construed as a licence, nor shall they in any way obligate the Buyer to the payment of any licence fee or royalty, nor shall they in any way be construed to affect the rights of third parties.

1.4	Meanings

Words and expressions shall have the same meanings when used in this Exhibit “E” as when used in the rest of the Agreement except where the contrary is stated herein.

Exh. E4/31

2.	INITIAL PROVISIONING

The Initial Provisioning Period referred to in this Exhibit “E” shall mean the period up to and expiring on the ninetieth (90th) day after delivery of the last Aircraft subject to firm order under the Agreement.

2.1	Seller - Supplied Data

The Seller shall prepare and supply to the Buyer the following documents.

2.1.1	Initial Provisioning Data

Initial Provisioning Data provided for the A319, A320 and A321 in Specification 2000, Chapter 1, fixed or variable format (“the Initial Provisioning Data”) shall be supplied by the Seller to the Buyer in form, format and a time-scale to be mutually agreed upon during the Pre-Provisioning Meeting as described in sub-Clause 2.3 of this Exhibit “E”.

Revision Service shall be assured [*], up to the end of the Initial Provisioning Period, or until the configuration of the Buyer’s delivered Aircraft is included.

In any event, the Seller shall ensure that Initial Provisioning Data are released to the Buyer in due time to allow the necessary Buyer’s evaluation time and the on-time delivery of ordered Material.

2.1.2	Supplementary Data

The Seller shall provide the Buyer with Local Manufacture Tables (X-File), as part of the IPC (Additional Cross Reference Tables) which shall be a part of the Initial Provisioning Data Package.

2.1.3	Initial Provisioning Data for Exercised Options

2.1.3.1	All Aircraft for which the Buyer [*] shall be included into the revision of the provisioning data that is issued after execution of the relevant amendment to the Agreement if such revision is not scheduled to be issued within four (4) weeks from the date of execution. If the execution date does not allow four (4) weeks preparation time for the Seller, the concerned Aircraft shall be included in the subsequent revision as may be mutually agreed upon.

Exh. E5/31

2.1.3.2	The Seller shall, from the date of execution of the relevant amendment to the Agreement until three (3) months after delivery of each Aircraft, submit to the Buyer details of particular Vendor components being installed on each Aircraft, with recommendation of order quantity. A list of such components shall be supplied at the time of the provisioning data revision as specified above.

2.1.3.3	The Seller shall deliver to the Buyer T-files for particular components as applicable and in due time to allow the Buyer’s planning of repair and overhaul tasks.

2.1.3.4	The data with respect to Material at the time of each Aircraft delivery shall at least cover such Aircraft’s technical configuration as it existed six (6) months prior to Aircraft delivery and shall be updated to reflect the final build status of the concerned Aircraft. Such update shall be included in the data revisions issued three (3) months after delivery of such Aircraft.

2.2	Vendor-Supplied Data

2.2.1	General

The Seller shall obtain from Vendors agreements to prepare and issue for their own products T-files in the English language, for those components for which the Buyer has elected to receive data.

Said data (initial issue and revisions) shall be transmitted to the Buyer through the Seller. The Seller shall review the compliance of such data with the relevant ATA requirements but shall not be responsible for the substance of such data. Such data should be adequate to enable the Buyer to undertake in-house repair/overhaul of such components.

In any event, the Seller shall exert its reasonable efforts to supply Initial Provisioning Data to the Buyer in due time to allow the necessary Buyer’s evaluation time and on-time deliveries.

2.2.2	Initial Provisioning Data

Initial Provisioning Data for Vendor Parts as per sub-Clause 1.1.b of this Exhibit “E” described in Specification 2000, Chapter 1, fixed or variable format, shall be furnished as mutually agreed upon during a Pre-Provisioning Meeting with revision service assured up to the end of the Initial Provisioning period, or until it reflects the configuration of the Buyer’s delivered Aircraft.

Exh. E6/31

2.3	Pre-Provisioning Meeting

2.3.1	The Seller shall organize a Pre-Provisioning Meeting at its materiel support centre in HAMBURG, FEDERAL REPUBLIC OF GERMANY (hereinafter referred to as “the Materiel Support Centre”) for the purpose of formulating an acceptable schedule and working procedure to accomplish the initial provisioning of Material.

2.3.2	The date of the meeting shall be mutually agreed upon, but it shall take place [*].

2.4	Initial Provisioning Training

An Initial Provisioning Training can be provided by the Seller for the Buyer’s provisioning and purchasing staff. The following areas shall be covered:

2.4.1	The Buyer shall be familiarized with the provisioning documents by the Seller during the Pre-Provisioning Meeting.

2.4.2	The technical function as well as the necessary technical and commercial Initial Provisioning Data shall be explained during the Initial Provisioning Conference.

2.4.3	A familiarization with the Seller’s purchase order administration system shall be conducted during a separate session within the Initial Provisioning Conference.

2.5	Initial Provisioning Conference

The Seller shall organize an Initial Provisioning Conference at the Materiel Support Centre including Vendor participation as agreed upon during the Pre-Provisioning Meeting.

Exh. E7/31

2.6	Initial Provisioning Data Compliance

2.6.1	Initial Provisioning Data generated by the Seller and supplied to the Buyer shall comply with the latest configuration of the Aircraft to which such data relate as known [*] before the date of issue. Said data shall enable the Buyer to order Material conforming to its Aircraft as required for maintenance and overhaul.

This provision shall not cover:

•	parts embodying Buyer’s modifications not known to the Seller,

•	parts embodying modifications not agreed to by the Seller.

2.6.2	During the Initial Provisioning Period the Seller shall supply Material as defined in sub-Clause 1.1 of this Exhibit “E” ordered from the Seller which shall be in conformity with the configuration standard of the affected Aircraft and with the Initial Provisioning Data transmitted by the Seller. Should the Seller default in this obligation, it shall immediately replace such parts and/or authorize return shipment at no transportation cost to the Buyer. The Buyer shall make reasonable efforts to minimize such costs, particularly by using its own airfreight system for transportation at no charge to the Seller.

2.6.3	The Seller in addition, shall use its reasonable efforts to cause Vendors to provide a similar service for their items.

Exh. E8/31

2.7	Delivery of Initial Provisioning Material

2.7.1	In order to support the operation of the Aircraft, the Seller shall use its reasonable efforts to deliver Material ordered during the Initial Provisioning Period (the “Initial Provisioning Material”) against the Buyer’s orders and according to the following schedule, provided the Buyer’s orders have been placed within thirty (30) days after receipt of the Seller’s provisioning data, and not later than twelve (12) months before delivery of the corresponding Aircraft,

2.7.1.1	at least [*] of the ordered quantity of each Rotable Line Replacement Unit or Expendable Line Maintenance Part [*] before delivery of the corresponding Aircraft,

2.7.1.2	at least [*] of the ordered quantity of each Rotable Line Replacement Unit or Expendable Line Maintenance Part [*] (for items identified as line station items [*]) before delivery of corresponding Aircraft,

2.7.1.3	[*] of the ordered quantity of each item except as specified in sub-Clauses 2.7.1.1 and 2.7.1.2 of this Exhibit “E”, at delivery of the first Aircraft.

2.7.1.4	[*] of the ordered quantity of each item, including line station items, three (3) months after delivery of the last Aircraft. If said [*] cannot be accomplished, the Seller shall endeavour to have such items available at its facilities for Seller Parts as per sub-Clause 1.1.a of this Exhibit “E” or its Vendors’ facilities for parts as per sub-Clauses 1.1.b through 1.1.e of this Exhibit “E” for immediate supply in case of an AOG,

2.7.1.5	The above percentages apply only to that portion of the quantity ordered that is recommended for the number of Aircraft operated [*]

2.7.2	The Buyer may, subject to the Seller’s agreement, cancel or modify Initial Provisioning orders placed with the Seller with no cancellation charge,

•	for “Long Lead Time Material” (leadtime exceeding [*] not later than six (6) months before scheduled delivery of said Material,

•	for normal lead time Material not later than [*] before scheduled delivery of said Material,

•	for Buyer’s specific Material and Material as per sub-Clauses 1.1.b thru 1.1.e of this Exhibit “E” not later than the quoted leadtime before scheduled delivery of said Material.

2.7.3	In the event of the Buyer cancelling or modifying (without any liability of the Seller for the cancellation or modification) any orders for Material outside the time limits defined in sub-Clause 2.7.2 of this Exhibit “E”, the Buyer shall reimburse the Seller for any costs incurred in connection therewith.

Exh. E9/31

2.7.4	All transportation costs for the return of Material under this Clause 2, including any insurance, customs and duties applicable or other related expenditures, shall be borne by the Buyer.

2.8	Commercial Offer

The prices of Initial Provisioning Material are in general those mentioned in Clause 5 of this Exhibit “E”.

At the end of the Initial Provisioning Conference, the Seller shall, at the Buyer’s request, submit a Commercial Offer for all Material mutually agreed as being Initial Provisioning based on the Seller’s sales prices valid at the time of finalization of the Initial Provisioning Conference. This Commercial Offer shall be valid for a period to be mutually agreed upon, [*]

Exh. E10/31

3.	CENTRAL STORE

3.1	Central Store

The Seller has set up at HAMBURG, FEDERAL REPUBLIC OF GERMANY and shall maintain or cause to be maintained during the Term a central store of Seller Parts at its Materiel Support Centre.

3.2	Operation of Central Store

The Materiel Support Centre is operated twenty-four (24) hours/day and seven (7) days/week.

3.3	Alternative Delivery Places

The Seller reserves the right to effect deliveries from distribution centres other than the Materiel Support Centre or from any designated production or Vendors’ facilities.

Exh. E11/31

4.	DELIVERY

4.1	General

Buyer purchase orders are administered in accordance with ATA Specification 2000 Chapter 3.

Should the Seller develop an Electronic Data Interchange capability, the seller shall make available to the Buyer such capability when it is generally available to customers.

For the sake of clarification it is expressly stated that the provisions of sub-Clause 4.2 do not apply to Initial Provisioning Data and Material as described in Clause 2 of this Exhibit “E”.

4.2	Lead times

In general the lead times are in accordance with the provisions of the “World Airline Suppliers’ Guide” (Edition 1988).

4.2.1	Seller Parts as per sub-Clause 1.1.a of this Exhibit “E” listed in the Seller’s Spare Parts Price List can be dispatched within the lead times defined in the Spare Parts Price List.

Lead times for Seller Parts which are not published in the Seller’s Spare Parts Price List are quoted upon request.

4.2.2	Material of sub-Clauses 1.1.b through 1.1.d of this Exhibit “E” can be dispatched within the Vendor’s/Supplier’s lead time augmented by the Seller’s own order and delivery processing time.

Material of sub-Clause 1.1.e of this Exhibit “E” when on stock and subject to prior sale can be dispatched within ten (10) days from receipt of a Buyer purchase order.

4.2.3	Expedite Service

The Seller shall provide a twenty-four (24) hours-a-day, seven (7) days-a-week Expedite Service to provide for the supply of the relevant Seller Parts available in the Seller’s stock, workshops and assembly line including long lead time spare parts, to the international airport nearest to the location of such part (“the Expedite Service”).

The Expedite Service is operated in accordance with the “World Airline Supplier’s Guide”, and the Seller shall notify the Buyer of the action taken to satisfy the expedite within :

•	four (4) hours after receipt of an AOG Order,

•	twenty-four (24) hours after receipt of a Critical Order (imminent AOG or work stoppage),

•	seven (7) days after receipt of an Expedite Order from the Buyer.

Exh. 12/31

The Seller shall deliver Seller Parts requested on an Expedite basis against normal orders placed by the Buyer, or upon telephone or telex requests by the Buyer’s representatives. Such telephone or telex requests shall be confirmed by subsequent Buyer’s orders for such Seller Parts within a reasonable time.

4.3	Delivery Status

The Seller agrees to report to the Buyer the status of supplies against orders on a monthly basis.

4.4	Excusable Delay

Sub-Clause 10.1 of the Agreement shall apply for the material support.

4.5	Shortages, Overshipments, Non-Conformance in Orders

4.5.1	The Buyer shall immediately and not later than thirty (30) days after receipt of Material delivered pursuant to a purchase order advise the Seller:

a)	of any alleged shortages or overshipments with respect to such order,

b)	of all non-conformance to specification of parts in such order subjected to inspections by the Buyer.

In the event of the Buyer not having advised the Seller of any such alleged shortages, overshipments or non-conformance within the above defined period, the Buyer shall be deemed to have accepted the deliveries.

4.5.2	In the event of the Buyer reporting overshipments or non-conformance to the specifications within the period defined in sub-Clause 4.5.1 of this Exhibit “E” the Seller shall, if accepted, either replace the concerned Material or credit the Buyer for the returned Material. In such case, transportation costs shall be borne by the Seller.

The Buyer shall endeavour to minimize such costs, particularly through the use of its own airfreight system for transportation at no charge to the Seller.

4.6	Cessation of Deliveries

The Seller reserves the right to stop or otherwise suspend deliveries if the Buyer fails to meet its obligations defined in Clauses 6 and 7 of this Exhibit “E”.

Exh. E13/31

5.	PRICE

5.1	The Material prices shall be:

5.1.1	Free Carrier (FCA) the Materiel Support Centre for deliveries from the Materiel Support Centre.

5.1.2	Free Carrier (FCA) place specified by the Seller for deliveries from other Seller or Vendor facilities as the term Free Carrier (FCA) is defined by the publication No 460 of the International Chamber of Commerce published in April 1990.

5.2	The prices shall be the Seller’s sales prices in effect on the date of receipt of the order (subject to reasonable quantities and delivery time) and shall be expressed in US-Dollars.

5.2.1	Prices of Seller Parts shall be in accordance with the current Seller’s Spare Parts Price List. Prices shall be firm for each calendar year. The Seller, however, reserves the right to revise the prices of said parts during the course of the calendar year in the following cases:

•	significant revision in manufacturing costs,

•	significant revision in manufacturer’s purchase price of parts or materials (including significant variation of exchange rates),

•	significant error in estimation or expression of any price.

5.2.2	Prices of Material as defined in sub-Clauses 1.1.b thru 1.1.d of this Exhibit “E” shall be the valid list prices of the supplier augmented by the Seller’s handling charge. The percentage of the handling charge shall vary with the Material’s value and shall be determined item by item.

Should a Vendor fail to provide the Buyer with a part, the Seller shall use its best reasonable efforts to act on the concerned Vendor and will review, on cas by cas basis the situation with the Buyer.

5.2.3	The Seller warrants that, should the Buyer purchase [*] of the recommended Initial Provisioning Package of the Material as defined in sub-Clauses 1.1.b thru 1.1.d through the Seller, the average handling charge on the total package shall not exceed [*] according to the MARK UP curve in appendix 1 to this Clause 5.

This average handling charge shall apply when all orders are received by the Seller not later than [*] before first Aircraft delivery.

When these orders are received by the Seller less than [*] before first Aircraft delivery, the average handling charge shall be increased to [*]

5.2.4	Prices of Material as defined in sub-Clause 1.1.e of this Exhibit “E” shall be the Seller’s purchase prices augmented by a variable percentage of handling charge.

Exh. E14/31

6.	PAYMENT PROCEDURES AND CONDITIONS

6.1	[*]

6.6	Credit Assurance

The Seller and the Buyer agree that the Seller has the right to request and the Buyer shall upon such request provide the Seller with sufficient financial means in due time in order to assure the Seller of full payment of the Buyers’ current and/or expected payment obligations.

6.6.1	The Sellers’ right to request credit assurance from the Buyer shall be limited to the following cases:

Exh. E15/31

6.6.1.1	The Seller has received purchase orders from the Buyer for Initial Provisioning Material.

6.6.1.2	The Seller has received purchase and/or service orders exceeding the Buyer’s average two (2) months turnover with the Seller.

6.6.1.3	The Buyer is indebted to the Seller for overdue invoices.

6.6.2	The Seller shall accept the following financial means as credit assurance:

6.6.2.1	Irrevocable and confirmed letter of credit, raised by banks of international standing and reputation. The conditions of such letter of credit shall be pertinent to Aircraft support activities and shall be set forth by the Seller.

6.6.2.2	Bank guarantee raised by banks of international standing and reputation. The conditions of such bank guarantee shall be mutually agreed upon prior to acceptance by the Seller.

6.6.2.3	Stand-by letter of credit raised by banks of international standing and reputation. The conditions of such letter of credit shall be mutually agreed upon prior to acceptance by the Seller.

Exh. E16/31

7.	TITLE

Title to any Material purchased under this Exhibit “E” remains with the Seller until full payment of the invoices and any interest thereon have been received by the Seller.

The Buyer shall undertake that Material, title to which has not passed to the Buyer, shall be kept free from any debenture or mortgage or any similar charge or claim in favour of any third party.

Exh. E17/31

8.	PACKAGING

All Material shall be packaged in accordance with ATA 300 Specification, Category III for consumable/expendable material and Category II for rotables. Category I containers shall be used if requested by the Buyer and the difference between Category I and Category II packaging costs shall be paid by the Buyer together with payment for the respective Material.

Exh. E18/31

9.	DATA RETRIEVAL

The Buyer undertakes to provide periodically to the Seller, as the Seller may request during the Term, a quantitative list of the parts used for maintenance and overhaul of the Aircraft. The range and contents of this list shall be established by mutual agreement between the Seller and the Buyer.

Exh. E19/31

10.	BUY-BACK

10.1	Buy-Back of Obsolete Material

The Seller agrees to buy back unused Seller Parts which may become obsolete [*] to the Buyer as a result of mandatory modifications required by the Buyer’s or Seller’s Aviation Authorities, subject to the following:

10.1.1	The Seller Parts involved shall be those which the Buyer is directed by the Seller to scrap or dispose of and which cannot be reworked or repaired to satisfy the revised standard.

10.1.2	The Seller shall credit to the Buyer the purchase price paid by the Buyer for any such obsolete parts, provided that the Seller’s liability in this respect does not extend to quantities in excess of the Seller’s Initial Provisioning recommendation.

10.1.3	The Seller shall use its reasonable efforts to obtain for the Buyer the same protection from Vendors.

10.2	Buy-Back of Surplus Material

10.2.1	The Seller agrees that at any time after [*], the Buyer shall have the right to return to the Seller, at a credit of [*] of the original purchase price paid by the Buyer, unused and undamaged Material as per sub-Clause 1.1.a of this Exhibit “E” and at a credit of [*] of the original Vendor list price, unused and undamaged Material as per sub-Clause 1.1.b of this Exhibit “E” originally purchased from the Seller under the terms hereof, provided that the selected protection level does not exceed [*] and said Material was recommended for the Buyer’s purchase in the Seller’s Initial Provisioning recommendations to the Buyer and does not exceed the provisioning quantities recommended by the Seller, and is not shelflife limited, or does not contain any shelflife limited components with less than [*] shelflife remaining when returned to the Seller and provided that the Material is returned with the Seller’s original documentation (tag, certificates).

10.2.2	In the event of the Buyer electing to procure Material in excess of the Seller’s recommendation, the Buyer shall so notify the Seller in writing, with due reference to the present Clause. The Seller’s agreement in writing is necessary before any Material in excess of the Seller’s recommendation shall be considered for buy-back.

10.2.3	It is expressly understood and agreed that the rights granted to the Buyer under this sub-Clause 10.2 shall not apply to Material which may become surplus to requirements due to obsolescence at any time or for any reason other than those set forth in sub-Clause 10.1 above.

10.2.4	Further, it is expressly understood and agreed that all credits described in this sub-Clause 10.2 shall be provided by the Seller to the Buyer exclusively by means of credit notes to be entered into the Buyer’s spares account with the Seller.

Exh. E20/31

10.3	All transportation costs for the return of obsolete or surplus Material under this Clause 10, including any insurance and customs duties applicable or other related expenditures, shall be borne by the Buyer.

10.4	The Seller’s obligation to buy back surplus Material is conditioned upon the Buyer reasonably demonstrating that items proposed for buy-back were in excess of the Buyer’s requirements after the initial purchase of such items.

The Seller shall accept as a reasonable demonstration of such excess initial purchase by the Buyer if the data submitted to the Seller in compliance with the provisions of Clause 9 of this Exhibit “E” indicate that the items proposed for buy-back are surplus to the Buyer’s requirements.

Exh. E21/31

11.	WARRANTIES

11.1	Seller Parts

Subject to the limitations and conditions as hereinafter provided, the Seller warrants to the Buyer that all Seller Parts in sub-Clause 1.1.a of this Exhibit “E” shall at the time of delivery to the Buyer :

(i) be free from defects in material,

(ii) be free from defects in workmanship, including without limitation processes of manufacture,

(iii) be free from defects arising from failure to conform to the applicable specification for such part.

11.2	Warranty Period

The Standard Warranty period for Seller Parts is [*] of such parts to the Buyer.

11.3	Buyer’s Remedy and Seller’s Obligation

The Buyer’s remedy and Seller’s obligation and liability under this Clause 11 are limited to the repair, replacement or correction, at the Seller’s expense and option, of any Seller Parts which is defective.

The Seller may equally at its option furnish a credit to the Buyer for the future purchase of Seller Parts equal to the price at which the Buyer is then entitled to acquire a replacement for the defective Seller Parts.

The provisions of sub-Clauses 12.1.5 thru 12.1.10 of the Agreement shall apply to this Clause 11 of this Exhibit E.

Exh. E22/31

11.4	WAIVER, RELEASE AND RENUNCIATION

THE WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER AND REMEDIES OF THE BUYER SET FORTH IN THIS CLAUSE 11 ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER AND RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE, WITH RESPECT TO ANY NONCONFORMITY OR DEFECT IN ANY COMPONENT, EQUIPMENT, ACCESSORY OR PART THEREOF DELIVERED UNDER THIS AGREEMENT, INCLUDING BUT NOT LIMITED TO ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS, ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE, ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY IN CONTRACT OR IN TORT, WHETHER OR NOT ARISING FROM THE SELLER’S NEGLIGENCE (EXCEPT FOR SELLER’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT), ACTUAL OR IMPUTED, AND ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY FOR LOSS OR DAMAGE TO ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART THEREOF, FOR LOSS OF USE, REVENUE OR PROFIT WITH RESPECT TO ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART THEREOF, OR FOR ANY OTHER DIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES, PROVIDED THAT IN THE EVENT THAT ANY OF THE AFORESAID PROVISIONS SHOULD FOR ANY REASON BE HELD UNLAWFUL OR OTHERWISE INEFFECTIVE THE REMAINDER OF THIS SUB-CLAUSE 11.4 SHALL REMAIN IN FULL FORCE AND EFFECT.

Exh. E23/31

12.	SELLER PARTS LEASING

12.1	Applicable Terms

The terms and conditions of this Clause 12 shall apply to the list of Seller Parts in Appendix A to this Clause 12 entitled:

“Seller Parts Available for Leasing”,

hereinafter, “Leased Parts” or a “Leased Part” and shall form a part of each lease of Seller Parts by the Buyer from the Seller after the date hereof. Except for the identification of:

•	the Leased Part,

•	the Leased Part return location,

•	the Lease Term,

•	the Lease Charges,

all other terms and conditions appearing on any order form or other document pertaining to Leased Parts shall be deemed inapplicable, and in lieu thereof the terms and conditions of this Clause 12 shall prevail. For the purposes of this Clause 12, the term “Lessor” refers to the Seller and the term “Lessee” refers to the Buyer.

Parts not included in Appendix A to this Clause 12 shall be the subject of a separate lease agreement supplied by the Seller at the Buyer’s request.

12.2	Leasing Procedure

At the Lessee’s request by telephone (to be confirmed promptly in writing), telegram, letter or other written instrument, the Lessor shall lease such Leased Parts, which shall be made available in accordance with sub-Clause 4.2.3 of this Exhibit “E”, to the Lessee for the purpose of being substituted for a part withdrawn from an Aircraft for repair or overhaul. Each lease of Leased Parts shall be evidenced by a lease document (hereinafter the “Lease”) issued by the Lessor to the Lessee no later than seven (7) days after delivery of the Leased Part.

Exh. E24/31

12.3	Lease Term

[*]

12.4	Lease Charges and Taxes

Lessee shall pay Lessor:

[*]

12.5	Title

Title to each Leased Part shall remain with the Lessor at all times unless the Lessee [*] in accordance with sub-Clause 12.8 of this Exhibit “E” [*]

Exh. E25/31

12.6	Risk of Loss

Except for normal wear and tear, each Leased Part shall be returned to the Lessor in the same condition as when delivered to the Lessee. However, the Lessee shall not without the Lessor’s prior written consent repair, modify or alter any Leased Part. Risk of loss or damage to each Leased Part shall remain with the Lessee until such Leased Part is redelivered to the Lessor at the return location specified in the applicable Lease. If a Leased Part is lost or damaged beyond repair, the Lessee shall be deemed to have exercised its option to purchase the part in accordance with sub-Clause 12.8 of this Exhibit “E” as of the date of such loss or damage.

12.7	Record of Flight Hours

All flight hours accumulated by the Lessee on each Leased Part during the Lease Term shall be documented by the Lessee. Records shall be delivered to the Lessor upon return of such Leased Part to the Lessor. In addition, all documentation pertinent to inspection, maintenance and/or rework of the Leased Part as maintained serviceable in accordance with the standards of the Lessor shall be delivered to the Lessor upon return of the Leased Part to the Lessor on termination of the Lease.

Such documentation shall include but not be limited to evidence of incidents such as hard landings, abnormalities of operation and corrective action taken by the Lessee as a result of such incidents.

12.8	[*]

12.8.3	[*]

12.9	Warranties

12.9.1	The Lessor warrants that each Leased Part shall at the time of delivery thereof:

a)	conform to the applicable specification for such part,

b)	be free from defects in material and,

c)	be free from defects in workmanship, including without limitation processes of manufacture.

12.9.2	Survival of Warranties

With respect to each Leased Part:

(i) the warranty set forth in sub-Clause 12.9.1.a of this Exhibit “E” shall not survive delivery and

(ii) the warranties set forth in sub-Clauses 12.9.1.b and 12.9.1.c of this Exhibit “E” shall survive delivery only upon the conditions and subject to the limitations set forth in sub-Clauses 12.9.3 thru 12.9.8 of this Exhibit “E”.

12.9.3	Warranty and Notice Periods

The Lessee’s remedy and the Lessor’s obligation and liability under this sub-Clause 12.9, with respect to each defect, are conditioned upon:

Exh. E26/31

(i) the defect having become apparent to the Lessee within the Lease Term and

(ii) the Lessor’s Warranty Administrator having received written notice of the defect from the Lessee within [*] after the defect becomes apparent to the Lessee.

Exh. E27/31

12.9.4	Return and Proof

The Lessee’s remedy and the Lessor’s obligation and liability under this sub-Clause 12.9, with respect to each defect, are also conditioned upon:

a)	the return by the Lessee as soon as practicable to the return location specified in the applicable Lease, or such other place as may be mutually agreed upon, of the Leased Part claimed to be defective and

b)	the submission by the Lessee to the Lessor’s warranty administrator of reasonable proof that the claimed defect is due to a matter embraced within the Lessor’s warranty under this sub-Clause 12.9 and that such defect did not result from any act or omission of the Lessee, including but not limited to any failure to operate or maintain the Leased Part claimed to be defective or the Aircraft in which it was installed in accordance with applicable governmental regulations and the Lessor’s applicable written instructions.

12.9.5	Remedies

The Lessee’s remedy and the Lessor’s obligation and liability under this sub-Clause 12.9 with respect to each defect are limited to the repair of such defect in the Leased Part in which the defect appears, or, as mutually agreed, to timely the replacement of such Leased Part with a similar part free from defect.

Any replacement part furnished under this sub-Clause 12.9.5 shall for the purpose of this Exhibit “E” be deemed to be the Leased Part so replaced.

12.9.6	Suspension and Transportation Costs

12.9.6.1	If a Leased Part is found to be defective and covered by this warranty, the Lease Term and the Lessee’s obligation to pay rental charges as provided for in sub-Clause 12.4.a of this Exhibit “E” shall be suspended from the date on which the Lessee notifies the Lessor of such defect until the date on which the Lessor has repaired, corrected or replaced the defective Leased Part, provided, however, that the Lessee has, promptly after giving such notice to the Lessor, withdrawn such defective Leased Part from use. If the defective Leased Part is replaced, such replaced part shall be deemed to no longer be a Leased Part under the Lease as of the date on which such part was received by the Lessor at the return location specified in the applicable Lease.

If a Leased Part is found to be defective on first use by the Lessee and is covered by this Warranty, no rental charges as provided in sub-Clause 12.4.a of this Exhibit “E” shall accrue and be payable by the Lessee until the date on which the Lessor has repaired, corrected or replaced the defective Leased Part.

12.9.6.2	All transportation and insurance costs of returning the defective Leased Part and returning the repaired, corrected or replacement part to the Lessee shall be borne by the Lessor.

Exh. E28/31

12.9.7	Wear and Tear

Normal wear and tear and the need for regular maintenance and overhaul shall not constitute a defect or non-conformance under this sub-Clause 12.9.

12.9.8	Waiver, Release and Renunciation

THE WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE LESSOR AND REMEDIES OF THE LESSEE SET FORTH IN THIS SUB-CLAUSE 12.9 ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND THE LESSEE HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE LESSOR AND RIGHTS, CLAIMS AND REMEDIES OF THE LESSEE AGAINST THE LESSOR, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE, WITH RESPECT TO ANY NON CONFORMANCE OR DEFECT IN ANY LEASED PART DELIVERED UNDER THESE LEASING CONDITIONS OR ANY LEASE, INCLUDING BUT NOT LIMITED TO ANY IMPLIED WARRANTY OF MERCHANTABILITY OF FITNESS, ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE, ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY IN CONTRACT OR IN TORT, WHETHER OR NOT ARISING FROM THE LESSOR’S NEGLIGENCE (EXCEPT FOR SELLER’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT), ACTUAL OR IMPUTED, AND ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY FOR LOSS OF OR DAMAGE TO ANY AIRCRAFT OR LEASED PART, FOR LOSS OF USE, REVENUE OR PROFIT WITH RESPECT TO ANY AIRCRAFT OR LEASED PART, OR ANY LIABILITY OF THE BUYER TO ANY THIRD PARTY OR FOR ANY OTHER DIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES PROVIDED THAT IN THE EVENT THAT ANY OF THE AFORESAID PROVISIONS SHOULD FOR ANY REASON BE HELD UNLAWFUL OR OTHERWISE INEFFECTIVE THE REMAINDER OF THIS SUB-CLAUSE 12.9.8 SHALL REMAIN IN FULL FORCE AND EFFECT.

Exh. E29/31

APPENDIX “A” TO CLAUSE 12 OF EXHIBIT “E”

SELLER PARTS AVAILABLE FOR LEASING

[*]

13	TERMINATION OF SPARES PROCUREMENT COMMITMENTS

13.1	In the event of the Agreement being terminated with respect to any Aircraft due to causes provided for in Clauses 10, 11 or 20 of the Agreement, such termination may also affect the terms of this Exhibit “E” to the extent set forth in sub-Clause 13.2 below.

13.2	Any termination under Clauses 10, 11 or 20 of the Agreement shall discharge all obligations and liabilities of the parties hereunder with respect to such undelivered spare parts, services, data or other items to be purchased hereunder which are applicable to those Aircraft for which the Purchase Agreement has been terminated. Unused spare parts in excess of the Buyer’s requirements due to such Aircraft cancellation shall be repurchased by the Seller as provided for in sub-Clause 10.2 of this Exhibit “E”

Exh. E30/31

C O N T E N T S

LETTERS AGREEMENTS

Letter Agreement No 1:	[*]

Letter Agreement No 2:	[*]

Letter Agreement No 3:	[*]

Letter Agreement No 4:	[*]

Letter Agreement No 5:	[*]

Letter Agreement No 6:	[*]

Letter Agreement No 7:	PRODUCT SUPPORT SERVICES

Letter Agreement No 8A:	[*]

Letter Agreement No 8B:	[*]

Letter Agreement No 8C:	[*]

Letter Agreement No 9:	YEAR 2000 COMPLIANCE

Letter Agreement No 10 :	MISCELLANEOUS

A320 Family - TAI - 03/1998

LETTER AGREEMENT No 1

ATLANTIC AIRCRAFT HOLDING LIMITED

Bolam House

King and George Streets

N A S S A U

B A H A M A S

Subject: [*]

ATLANTIC AIRCRAFT HOLDING LIMITED (“the Buyer”) and AIRBUS INDUSTRIE (“the Seller”) have entered into a Purchase Agreement (“the Agreement”) dated as of even date herewith which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the A320 Family Aircraft as described in the Agreement.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

A320 Family - TAI - 03/1998

LA1 - 1/4 -

LETTER AGREEMENT No 1

* [Two pages have been omitted in accordance with a request for confidential treatment.]

LA1 - 2/4 -

LETTER AGREEMENT No 1

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

ATLANTIC AIRCRAFT HOLDING LIMITED	AIRBUS INDUSTRIE

By: /s/ Federico Bloch	By: /s/ Jean Pierson

Its: Attorney-in-Fact	Its: Managing Director

Date: March, 1998	Date: March, 1998

Witness:	Witness:

By: /s/ Roberto Kriete	By: /s/ Rafael Alonso

Its: Attorney-in-Fact	Its: Vice-President Sales
Latin America and Caribbean

A320 Family - TAI - 03/1998

LA1 - 3/4 -

LETTER AGREEMENT No 2

TACA INTERNATIONAL AIRLINES S.A.

Edificio Caribe 2° Piso

SAN SALVADOR

EL SALVADOR

Subject: A319/A320/A321 [*]

TACA INTERNATIONAL AIRLINES S.A. (“the Buyer”) and AIRBUS INDUSTRIE (the “Seller”) have entered into a Purchase Agreement (“the Agreement”) dated as of event date herewith which covers that manufacture and the sale by the Seller and the purchase by the Buyer of certain A320 Family Aircraft as described in the Agreement.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement. [*].

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

A320 Family - TAI - 03/1998

LA2 - 1/15

LETTER AGREEMENT No 2

* [Five pages have been omitted in accordance with a request for confidential treatment.]

A320 Family - TAI - 03/1998

LA2 - 2/15

LETTER AGREEMENT No 2

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and accepted,	Agreed and accepted,

For and on behalf of	For and on behalf of

TACA INTERNATIONAL AIRLINES, S.A.	AIRBUS INDUSTRIE

By: [illegible]	By: /s/ Francis Robillard

Its:	Its:

Date:	Date: 19.03.98

A320 Family - TAI - 03/1998

LA2 - 7/15

LETTER AGREEMENT No 2

APPENDIX A

* [Nineteen pages have been omitted in accordance with a request for confidential treatment.]

A320 Family - TAI - 03/1998

LA2 - 8/15

LETTER AGREEMENT No 3

ATLANTIC AIRCRAFT HOLDING LIMITED

Bolam House

King and George Streets

N A S S A U

B A H A M A S

Subject: [*]

ATLANTIC AIRCRAFT HOLDING LIMITED (“the Buyer”) and AIRBUS INDUSTRIE (“the Seller”) have entered into a Purchase Agreement (“the Agreement”) dated as of even date herewith which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the A320 Family Aircraft as described in the Agreement.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

LETTER AGREEMENT No 3

*[One page has been omitted in accordance with a request for confidential treatment.]

4.	DELIVERY OF [*] AIRCRAFT

[*] the [*] Aircraft will be ready for delivery at the following date :

[*] Aircraft N°	Delivery Date	Type
- Aircraft N° 1	November 2000	A320-200
- Aircraft N° 2	June 2001	A320-200
- Aircraft N° 3	January 2001	A320-200
- Aircraft N° 4	February 2001	A320-200
- Aircraft N° 5	June 2001	A320-200
- Aircraft N° 6	July 2001	A320-200
- Aircraft N° 7	November 2001	A320-200
- Aircraft N° 8	December 2001	A320-200
- Aircraft N° 9	February 2002	A320-200
- Aircraft N° 10	March 2002	A320-200
- Aircraft N° 11	May 2002	A320-200
- Aircraft N° 12	June 2002	A320-200
- Aircraft N° 13	August 2002	A320-200
- Aircraft N° 14	March 2003	A319-100
- Aircraft N° 15	June 2003	A319-100
- Aircraft N° 16	July 2003	A319-100
- Aircraft N° 17	December 2003	A319-100
- Aircraft N° 18	December 2003	A320-200
- Aircraft N° 19	December 2003	A319-100
- Aircraft N° 20	February 2003	A320-200
- Aircraft N° 21	March 2004	A319-100
- Aircraft N° 22	June 2004	A319-100
- Aircraft N° 23	July 2004	A319-100
- Aircraft N° 24	August 2004	A319-100
- Aircraft N° 25	November 2004	A319-100
- Aircraft N° 26	March 2005	A319-100
- Aircraft N° 27	May 2005	A319-100
- Aircraft N° 28	June 2005	A319-100
- Aircraft N° 29	June 2005	A319-100
- Aircraft N° 30	August 2005	A319-100
- Aircraft N° 31	November 2005	A319-100
- Aircraft N° 32	December 2005	A319-100

*[One page has been omitted in accordance with a request for confidential treatment.]

A320 Family - TAI - 03/1998

LA3 - 2/6 -

LETTER AGREEMENT No 3

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

ATLANTIC AIRCRAFT HOLDING LIMITED	AIRBUS INDUSTRIE

By: /s/ Federico Bloch	By: /s/ Rafael Alonso

Its: Attorney-in-Fact	Its: Vice-President Sales Latin America and Caribbean

Date: March, 1998	Date: March, 1998

A320 Family - TAI - 03/1998

LA3 - 6/6 -

LETTER AGREEMENT No 4

ATLANTIC AIRCRAFT HOLDING LIMITED

Bolam House

King and George Streets

N A S S A U

B A H A M A S

Subject: [*]

ATLANTIC AIRCRAFT HOLDING LIMITED (“the Buyer”) and AIRBUS INDUSTRIE (“the Seller”) have entered into a Purchase Agreement (“the Agreement”) dated as of even date herewith which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the A320 Family Aircraft as described in the Agreement.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

A320 Family - TAI - 03/1998

LA4 - 1/3 -

LETTER AGREEMENT No 4

*[One page has been omitted in accordance with a request for confidential treatment.]

A320 Family - TAI - 03/1998

LA4 - 2/3 -

LETTER AGREEMENT No 4

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

ATLANTIC AIRCRAFT HOLDING LIMITED	AIRBUS INDUSTRIE

By: /s/ Federico Bloch	By: /s/ Rafael Alonso

Its: Attorney-in-Fact	Its: Vice-President Sales Latin America and Caribbean

Date: March, 1998	Date: March, 1998

A320 Family - TAI - 03/1998

LA4 - 3/3 -

LETTER AGREEMENT No 5

ATLANTIC AIRCRAFT HOLDING LIMITED

Bolam House

King and George Streets

N A S S A U

B A H A M A S

Subject: [*]

ATLANTIC AIRCRAFT HOLDING LIMITED (“the Buyer”) and AIRBUS INDUSTRIE (“the Seller”) have entered into a Purchase Agreement (“the Agreement”) dated as of even date herewith which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the A320 Family Aircraft as described in the Agreement.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

LETTER AGREEMENT No 5

* [Two pages have been omitted in accordance with a request for confidential treatment.]

A320 Family - TAI - 03/1998

LA5 - 2/4 -

LETTER AGREEMENT No 5

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

ATLANTIC AIRCRAFT HOLDING LIMITED	AIRBUS INDUSTRIE

By: Federico Bloch	By: Rafael Alonso

Its: Attorney-in-Fact	Its: Vice-President Sales
Latin America and Caribbean

Date: March, 1998	Date: March, 1998

A320 Family - TAI - 03/1998

LA5 - 4/4 -

APPENDIX 1 TO LETTER AGREEMENT No 5

[*]

A320 Family - TAI - 03/1998

LA5 - 5/5 -

LETTER AGREEMENT No 6

ATLANTIC AIRCRAFT HOLDING LIMITED

Bolam House

King and George Streets

NASSAU, BAHAMAS

Subject: [*]

ATLANTIC AIRCRAFT HOLDING LIMITED (“the Buyer”) and AIRBUS INDUSTRIE (“the Seller”) have entered into a Purchase Agreement (“the Agreement”) dated as of even date herewith which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the A320 Family Aircraft as described in the Agreement.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

A320 Family - TAI - 03/1998

LA6 - 1/9

LETTER AGREEMENT No 6

*[Seven pages have been omitted in accordance with a request for confidential treatment.]

A320 Family - TAI - 03/1998

LA6 - 2/9

LETTER AGREEMENT No 6

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

ATLANTIC AIRCRAFT HOLDING LIMITED	AIRBUS INDUSTRIE

By: /s/ Federico Bloch	By: /s/ Rafael Alonso

Its: Attorney-in-Fact	Its: Vice-President Sales
Latin America and Caribbean

Date: March, 1998	Date: March, 1998

* [Seven pages have been omitted in accordance with a request for confidential treatment.]

A320 Family - TAI - 03/1998

LA6 - 9/9

LETTER AGREEMENT No 7

ATLANTIC AIRCRAFT HOLDING LIMITED

Bolam House

King and George Streets

NASSAU, BAHAMAS

Subject: Product Support Services

ATLANTIC AIRCRAFT HOLDING LIMITED (“the Buyer”) and AIRBUS INDUSTRIE (“the Seller”) have entered into a Purchase Agreement (“the Agreement”) dated as of even date herewith which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the A320 Family Aircraft as described in the Agreement.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

A320 Family - TAI - 03/1998

LA7 - 1/5 -

LETTER AGREEMENT No 7

1.	Maintenance Cost Control

The Seller will undertake to assist the Buyer to achieve savings in the maintenance of the A320 Aircraft family, should this prove necessary, in the following manner:

1)	After having jointly examined with the Buyer its operational parameters, the Seller will provide the Buyer with target levels of global material and parts consumption for the Aircraft subject of the present Agreement. These targets will cover A320 family airframe systems and structures including components with the exception of the cabin and passenger entertainment system, as well as the APU and wheels and brakes for which the Seller will cause the manufacturers to directly provide to the Buyer for highly competitive guarantees. In accordance with a detailed procedure to be mutually agreed upon, the Buyer and the Seller will then meet on a regular basis in order to compare the Buyer’s actual material and parts consumption with the agreed targets. In case significant differences between the target values and the actually achieved figures [*] are observed, the Buyer and the Seller will work together to identify the causes of these differences, and the Seller will as soon as reasonably practicable make recommendations which will be applied by the Buyer at its own discretion. Should the Buyer strictly applies the Seller’s recommendations, and target is not met, the Seller will work with the Buyer until reaching satisfactory level according to Buyer.

Analysis and recommendations will be provided [*] to the Buyer.

For information purposes, the current Seller’s calculation for airframe and components material expenditures (excluding cabin, passenger entertainment system, APU, wheels and brakes) on a typical Buyer’s A320 is [*]. This estimate was made [*], based on the operational parameters indicated by the Buyer at that date (average sector in flight hours [*]. For the A319 the estimate is [*].

2)	In addition to paragraph 1 above the Seller is [*] to define with the Buyer a list of significant equipment cost drivers. The Seller undertakes on these mutually agreed cost drivers, to establish target cost levels improving the maintenance cost expenditure of the Buyer, and then to assist the Buyer in reaching the said target.

A320 Family - TAI - 03/1998

LA7 - 2/5 -

LETTER AGREEMENT No 7

3)	The Seller is also prepared to provide a [*] consulting service to address the labour expended in maintaining the Airframe. This service would provide the Buyer with details of operations of the A320 family aircraft worldwide and the corresponding labour expenditures on maintenance (A checks and above as defined in the Seller’s maintenance documentation).

The above Paragraphs (1), (2) and (3) do not include the powerplants.

2.	Spare part cost guarantee

At the individual Seller’s spare part price level, the Seller confirms that, should the Buyer demonstrate that the price of a significant part [*] on his A319/A320/A321 Aircraft fleet is higher than that of an equivalent (in form, fit, function, performance, material and technology) new spare part of an Aircraft equivalent in performance, range and capacity, then the Seller shall :

(i)	promptly reimburse or procure that the parts Vendor promptly reimburses the price difference to the Buyer in respect of the number of such parts purchased by the Buyer from the Seller (or Vendors as the case may be) and,

(ii)	commit or cause the part’s vendor to commit that from then on, such price shall be adjusted to the competition level.

A320 Family - TAI - 03/1998

LA7 - 3/5 -

LETTER AGREEMENT No 7

3.	Component Support Pool

In order for the Seller to assist the Buyer in reducing provisioning and repair cost for the Line Replaceable Units (LRU’s), the Seller will cause a third party to organize a pool in Miami that will take care, on a chargeable “fly by the hour” or other basis to be mutually determined, of the following:

•	Establishment of an optimized inventory at each Buyer(s) main base;

•	Replenishment of aforementioned main base under guaranteed availability and lead-time conditions;

•	Access to third party pool.

Repair including technical, airworthiness and administrative (warranty) follow-up of the material.

4.	[*]

A320 Family - TAI - 03/1998

LA7 - 4/5 -

LETTER AGREEMENT No 7

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

ATLANTIC AIRCRAFT HOLDING LIMITED	AIRBUS INDUSTRIE

By: Federico Bloch	By: Rafael Alonso

Its: Attorney-in-Fact	Its: Vice-President Sales
Latin America and Caribbean

Date: March, 1998	Date: March, 1998

A320 Family - TAI - 03/1998

LA7 - 5/5 -

LETTER AGREEMENT No 8A

ATLANTIC AIRCRAFT HOLDING LIMITED

Bolam House

King and George Streets

N A S S A U

B A H A M A S

Subject: [*]

ATLANTIC AIRCRAFT HOLDING LIMITED (“the Buyer”) and AIRBUS INDUSTRIE (“the Seller”) have entered into a Purchase Agreement (“the Agreement”) dated as of even date herewith which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the A320 Family Aircraft as described in the Agreement.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

A320 - TAI - 03/98

LA 8A 1/10

LETTER AGREEMENT No 8A

* [Seven pages have been omitted in accordance with a request for confidential treatment.]

A320 - TAI - 03/98

LA 8A 2/10

LETTER AGREEMENT No 8A

If the foregoing correctly sets forth our understanding please execute the original and one copy thereof in the space provided and return the copy to the Seller.

Agreed and accepted	Agreed and accepted

ATLANTIC AIRCRAFT HOLDING LIMITED	AIRBUS INDUSTRIE

By: Federico Bloch	By: Rafael Alonso

Its: Attorney-in-Fact	Its: Vice-President Sales
Latin America and Caribbean

Date: March, 1998	Date: March, 1998

A320 - TAI - 03/98

LA 8A 8/10

LETTER AGREEMENT No 8A

APPENDIX No A to LETTER AGREEMENT No 8A

* [One page has been omitted in accordance with a request for confidential treatment.]

A320 - TAI - 03/98

LA 8A 9/10

LETTER AGREEMENT No 8B

ATLANTIC AIRCRAFT HOLDING LIMITED

Bolam House

King and George Streets

N A S S A U

B A H A M A S

Subject: [*]

ATLANTIC AIRCRAFT HOLDING LIMITED (“the Buyer”) and AIRBUS INDUSTRIE (“the Seller”) have entered into a Purchase Agreement (“the Agreement”) dated as of even date herewith which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the A320 Family Aircraft as described in the Agreement.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

A319 - TAI - 03/98

LA8B 1/10

LETTER AGREEMENT No 8B

* [Seven pages have been omitted in accordance with a request for confidential treatment.]

A319 - TAI - 03/98

LA8B 2/10

LETTER AGREEMENT No 8B

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

ATLANTIC AIRCRAFT HOLDING LIMITED	AIRBUS INDUSTRIE

By: /s/ Federico Bloch	By: /s/ Rafael Alonso

Its: Attorney-in-Fact	Its: Vice-President Sales Latin America and Caribbean

Date: March, 1998	Date: March, 1998

A319 - TAI - 03/98

LA8B 8/10

LETTER AGREEMENT No 8B

APPENDIX No A to LETTER AGREEMENT No 8B

* [One page has been omitted in accordance with a request for confidential treatment.]

A319 - TAI - 03/98

LA8B 9/10

LETTER AGREEMENT No 8C

ATLANTIC AIRCRAFT HOLDING LIMITED

Bolam House

King and George Streets

N A S S A U

B A H A M A S

Subject: [*]

ATLANTIC AIRCRAFT HOLDING LIMITED (“the Buyer”) and AIRBUS INDUSTRIE (“the Seller”) have entered into a Purchase Agreement (“the Agreement”) dated as of even date herewith which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the A320 Family Aircraft as described in the Agreement.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

A321 - TAI - 03/98

LA 8C 1/10

LETTER AGREEMENT No 8C

* [Seven pages have been omitted in accordance with a request for confidential treatment.]

A321 - TAI - 03/98

LA 8C 2/10

LETTER AGREEMENT No 8C

If the foregoing correctly sets forth our understanding please execute the original and one copy thereof in the space provided and return the copy to the Seller.

Agreed and accepted	Agreed and accepted

ATLANTIC AIRCRAFT HOLDING LIMITED	AIRBUS INDUSTRIE

By: Federico Bloch	By: Rafael Alonso

Its: Attorney-in-Fact	Its: Vice-President Sales
Latin America and Caribbean

Date: March, 1998	Date: March, 1998

A321 - TAI - 03/98

LA 8C 8/10

LETTER AGREEMENT No 8C

APPENDIX No A to LETTER AGREEMENT No 5C

* [One page has been omitted in accordance with a request for confidential treatment.]

A321 - TAI - 03/98

LA 8C 9/10

LETTER AGREEMENT No 9

ATLANTIC AIRCRAFT HOLDING LIMITED

Bolam House

King and George Streets

NASSAU, BAHAMAS

Subject: Year 2000 compliance

ATLANTIC AIRCRAFT HOLDING LIMITED (“the Buyer”) and AIRBUS INDUSTRIE (“the Seller”) have entered into a Purchase Agreement (“the Agreement”) dated as of even date herewith which covers the manufacture and the sale by the Seller and the purchase by the Buyer of certain A320 Family Aircraft as described in the Agreement.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

In case of inconsistency between the provisions of the Agreement and the provisions of this Letter Agreement, the latter shall prevail.

A320 Family - TAI - 03/1998

LA9 - 1/4 -

LETTER AGREEMENT No 9

1.	The Seller represents and warrants to the Buyer that the Airframe supplied pursuant to this Agreement will be Year 2000 Compliant.

“Year 2000 Compliant” means that any Airbus proprietary software including, but not limited to CAATS, ADRES and PEP and/or Seller furnished equipment and/or software provided by Vendors listed in the Vendor Product Support Agreement referred to in sub-Clause 12.3.1 of the Agreement and attached to the Airframe and/or supplied pursuant to the Agreement (the “Equipment”) will suffer no failure or deterioration in functionality as a result of the commencement of the end of the year 1999 and will have the ability to manage and manipulate data involving dates occurring in both the twentieth and twenty first centuries, without causing any abnormalities, or resulting in incorrect values/information being generated, each as a direct result thereof.

The liability of the Seller under this warranty shall be limited to the cost of replacing any parts and/or sofware which do not comply with the above paragraph in accordance with the provisions of sub-Clause 12.1.4 of the Agreement and the Seller shall have no other liability whatsoever under this Letter Agreement No 9 other than in respect of the Seller’s gross negligence or willful misconductt.

2.	THE WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER AND REMEDIES OF THE BUYER SET FORTH IN THIS LETTER AGREEMENT No 9 ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER AND RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE, WITH RESPECT TO ANY NONCONFORMITY OR DEFECT IN THE EQUIPMENT, OR ANY PART THEREOF DELIVERED UNDER THIS AGREEMENT, INCLUDING BUT NOT LIMITED TO ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS, ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE, ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY IN CONTRACT OR IN TORT, WHETHER OR NOT ARISING FROM THE SELLER’S NEGLIGENCE, ACTUAL OR IMPUTED, AND ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY FOR LOSS OR DAMAGE TO ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART THEREOF, FOR LOSS OF USE, REVENUE OR PROFIT WITH RESPECT TO ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART THEREOF, OR FOR ANY OTHER DIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES, PROVIDED THAT IN THE EVENT THAT ANY OF THE AFORESAID PROVISIONS SHOULD FOR ANY REASON BE HELD UNLAWFUL OR OTHERWISE INEFFECTIVE THE REMAINDER OF THIS LETTER AGREEMENT SHALL REMAIN IN FULL FORCE AND EFFECT.

A320 Family - TAI - 03/1998

LA9 - 2/4 -

LETTER AGREEMENT No 9

3.	The Seller shall not be obliged to provide any remedy which is duplicate of any other remedy provided to the Buyer under any part of this Letter Agreement No 9 as may be amended, complemented or supplemented by other contractual agreements or Clauses of the Agreement.

A320 Family - TAI - 03/1998

LA9 - 3/4 -

LETTER AGREEMENT No 9

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

ATLANTIC AIRCRAFT HOLDING LIMITED	AIRBUS INDUSTRIE

By: Federico Bloch	By: Rafael Alonso

Its: Attorney-in-Fact	Its: Vice-President Sales
Latin America and Caribbean

Date: March, 1998	Date: March, 1998

A320 Family - TAI - 03/1998

LA9 - 4/4 -

LETTER AGREEMENT No 10

ATLANTIC AIRCRAFT HOLDING LIMITED

Bolam House

King and George Streets

N A S S A U

B A H A M A S

Subject: Miscellaneous

ATLANTIC AIRCRAFT HOLDING LIMITED (“the Buyer”) and AIRBUS INDUSTRIE (“the Seller”) have entered into a Purchase Agreement (“the Agreement”) dated as of even date herewith which covers the manufacture and the sale by the Seller and the purchase by the Buyer of certain A320 Family Aircraft as described in the Agreement.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

In case of inconsistency between the provisions of the Agreement and the provisions of this Letter Agreement, the latter shall prevail.

A320 Family - TAI - 03/1998

LA10 - 1/5 -

LETTER AGREEMENT No 10

* [Three pages have been omitted in accordance with a request for confidential treatment.]

A320 Family - TAI - 03/1998

LA10 - 2/5 -

LETTER AGREEMENT No 10

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

ATLANTIC AIRCRAFT HOLDING LIMITED	AIRBUS INDUSTRIE

By: Federico Bloch	By: Rafael Alonso

Its: Attorney-in-Fact	Its: Vice-President Sales
Latin American and Caribbean

Date: March, 1998	Date: March, 1998

A320 Family - TAI - 03/1998

LA10 - 5/5 -